THE INVESTMENT COMPANY OF AMERICA

                                     Part B
                      Statement of Additional Information

                                  March 1, 2003
                            (as amended May 1, 2003)

This document is not a prospectus but should be read in conjunction with the current prospectus of The Investment Company of America (the "fund or "ICA") dated March 1, 2003. The prospectus may be obtained from your investment dealer or financial adviser or by writing to the fund at the following address:

                       The Investment Company of America
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                 (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employer for details.


                               TABLE OF CONTENTS



Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        5
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . .        7
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       24
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       29
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       32
Sales Charge Reductions and Waivers . . . . . . . . . . . . . . . .       35
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       39
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       39
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       41
Shareholder Account Services and Privileges . . . . . . . . . . . .       43
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       46
General Information . . . . . . . . . . . . . . . . . . . . . . . .       47
Class A Share Investment Results and Related Statistics . . . . . .       48
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       50
Financial Statements




                   The Investment Company of America - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


GENERAL GUIDELINE

..    The fund may only invest in securities included on its eligible list (does not apply to securities issued or guaranteed by the U.S. government).

DEBT SECURITIES

..    The fund's investments in straight debt securities (i.e., not convertible into equity) will generally consist of investment grade securities. The fund may, however, invest up to 5% of its assets in straight debt securities rated Ba or below by Moody's Investors Service, Inc. and BB or below by Standard & Poor's Corporation or unrated but determined to be of equivalent quality.

NON-U.S. SECURITIES

..    The fund may invest up to 15% of its securities in issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index.

                      *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objectives, Strategies and Risks."


EQUITY SECURITIES - Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions.


DEBT SECURITIES - Debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, prices of debt securities decline when interest rates rise and increase when interest rates fall.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stock automatically convert into common stock. The prices and yields of non-convertible preferred

                   The Investment Company of America - Page 2 stock generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Convertible bonds, convertible preferred stock, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities, prior to conversion, pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


U.S. TREASURY SECURITIES - U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


U.S. AGENCY SECURITIES - U.S. agency securities include those securities issued by certain U.S. government instrumentalities and certain federal agencies. These securities are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve some form of federal sponsorship: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), Tennessee Valley Authority, and Federal Farm Credit Bank System.


INVESTING IN VARIOUS COUNTRIES - Investing outside the U.S. may involve special risks, caused by, among other things: currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of the Investment Adviser, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.


Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

                   The Investment Company of America - Page 3

CURRENCY TRANSACTIONS - The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect the character and timing of income, gain or loss recognized by the fund for U.S. federal income tax purposes.


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's Board of Directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


CASH AND CASH EQUIVALENTS - These include: (i) commercial paper (e.g., short-term notes up to 9 months in maturity issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)),
(ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio was replaced once per year. The fund's portfolio turnover rate for the fiscal year ended 2002 was 27%. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal periods.


                   The Investment Company of America - Page 4

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


These restrictions (which do not apply to the purchase of securities issued or guaranteed by the U.S. government) provide that the fund shall make no investment:


Which involves promotion or business management by the fund;


In any security about which reliable information is not available with respect to the history, management, assets, earnings, and income of the issuer;


If the investment would cause more than 5% of the value of the total assets of the fund, as they exist at the time of investment, to be invested in the securities of any one issuer;


If the investment would cause more than 20% of the value of the total assets of the fund to be invested in the securities in any one industry;


If the investment would cause the fund to own more than 10% of the outstanding voting securities of any one issuer, provided that this restriction shall apply as to 75% of the fund's total assets; or


In any security which has not been placed on the fund's Eligible List. (See the prospectus).


The fund is not permitted to buy securities on margin, sell securities short, borrow money, or to invest in real estate. (Although it has not been the practice of the fund to make such investments (and it has no current intention of doing so at least for the next 12 months), the fund may invest in the securities of real estate investment trusts.)


The fund has also adopted other fundamental policies which cannot be changed without shareholder approval. These policies require the fund not to:


Concentrate its investment in any particular industry or group of industries. Some degree of concentration may occur from time to time (within the 20% limitation of the Certificate of Incorporation) as certain industries appear to present desirable fields for investment.


Engage generally in the making of loans. Although the fund has reserved the right to make loans to unaffiliated persons subject to certain restrictions, including requirements concerning collateral and amount of any loan, no loans have been made since adoption of this fundamental policy more than 50 years ago.

                   The Investment Company of America - Page 5

Act as underwriter of securities issued by others, engage in distribution of securities for others, engage in the purchase and sale of commodities or commodity contracts, borrow money, invest in real estate, or make investments in other companies for the purpose of exercising control or management.


Pledge, encumber or assign all or any part of its property and assets as security for a debt.


Invest in the securities of other investment companies.


Notwithstanding the restriction on investing in the securities of other investment companies, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.


NON-FUNDAMENTAL POLICIES - The following non-fundamental policies may be changed without shareholder approval:


Purchase and sell securities for short-term profits; however, securities will be sold without regard to the time that they have been held whenever investment judgment makes such action seem advisable.


Purchase or retain the securities of any issuer if those officers and directors of the fund or the Investment Adviser who own beneficially more than one half of 1% of such issuer together own more than 5% of the securities of such issuer.


Invest in securities of companies which, with their predecessors, have a record of less than three years' continuous operations.


Invest in puts, calls, straddles, spreads or any combination thereof.


Purchase partnership interests in oil, gas or mineral exploration, drilling or mining ventures.


Invest in excess of 10% of the market value of its total assets in securities which may require registration under the Securities Act of 1933 prior to sale by the fund (restricted securities), or other securities that are not readily marketable.

                   The Investment Company of America - Page 6

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

                                     YEAR FIRST                                     NUMBER OF BOARDS
                        POSITION      ELECTED                                        WITHIN THE FUND
                        WITH THE     A DIRECTOR    PRINCIPAL OCCUPATION(S) DURING  COMPLEX/2/ ON WHICH  OTHER DIRECTORSHIPS/3/ HELD
    NAME AND AGE          FUND     OF THE FUND/1/           PAST 5 YEARS             DIRECTOR SERVES            BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 Louise H. Bryson       Director        1999        Executive Vice President,               1            None
 Age: 58                                            Distribution and Business
                                                    Development, Lifetime
                                                    Television; Director and
                                                    former Chairman of the
                                                    Board, KCET - Los Angeles
                                                    (public television station);
                                                    former Senior Vice
                                                    President, fx Networks, Inc:
                                                    Fox Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Mary Anne Dolan        Director        2000        Founder and President,                  3            None
 Age: 55                                            M.A.D., Inc. (communications
                                                    company); Former
                                                    Editor-in-Chief, Los Angeles
                                                                     -----------
                                                    Herald Examiner
                                                    ---------------
-----------------------------------------------------------------------------------------------------------------------------------
 Martin Fenton          Director        2000        Managing Director, Senior              17            None
 Age: 67                                            Resource Group LLC
                                                    (development and management
                                                    of senior living
                                                    communities)
-----------------------------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller      Director        2002        President, Fuller Consulting           14            None
 Age: 56                                            (financial management
                                                    consulting firm)
-----------------------------------------------------------------------------------------------------------------------------------
 Claudio X. Gonzalez    Director        2001        Chairman and Chief Executive            1            America Movil, SA; Grupo
 Laporte                                            Officer, Kimberly Clark de                           Carso; Grupo Alfa;
 Age: 68                                            Mexico, SA                                           Kimberly Clark Corp.;
                                                                                                          Kellogg Company; General
                                                                                                         Electric Company; The Home
                                                                                                         Depot; The Mexico Fund
-----------------------------------------------------------------------------------------------------------------------------------
 John G. McDonald       Director        1976        The IBJ Professor of                    8            Plum Creek Timber Co.;
 Age: 65                                            Finance, Graduate School of                          Scholastic Corporation;
                                                    Business, Stanford                                   iStar Financial, Inc.;
                                                    University                                           Varian, Inc.; Capstone
                                                                                                         Turbine Corp.
-----------------------------------------------------------------------------------------------------------------------------------
 Bailey Morris-Eck       Director       1993        Senior Associate, Reuters               3            None
 Age: 58                                            Foundation; Senior Fellow,
                                                    Institute for International
                                                    Economics; Consultant, The
                                                                           ---
                                                    Independent of London
                                                    ---------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Richard G. Newman      Director        1996        Chairman and CEO, AECOM                13            Sempra Energy;
 Age: 68                                            Technology Corporation                               Southwest Water Company
                                                    (engineering, consulting and
                                                    professional services)
-----------------------------------------------------------------------------------------------------------------------------------
 Olin C. Robison        Director        1987        President of the Salzburg               3            None
 Age: 66                                            Seminar; President Emeritus,
                                                    Middlebury College
-----------------------------------------------------------------------------------------------------------------------------------
 William J. Spencer     Director        1997        Chairman and Chief Executive            1            None
 Age: 72                                            Officer, SEMATECH (research
                                                    and development consortium);
                                                    Trustee, William Jewell
                                                    College; Associated
                                                    Universities, Inc.
-----------------------------------------------------------------------------------------------------------------------------------



                   The Investment Company of America - Page 7

  [This page is intentionally left blank for this filing.]

                   The Investment Company of America - Page 8

                                                     PRINCIPAL OCCUPATION(S) DURING
                                       YEAR FIRST           PAST 5 YEARS AND
                                        ELECTED              POSITIONS HELD            NUMBER OF BOARDS
                        POSITION       A DIRECTOR       WITH AFFILIATED ENTITIES        WITHIN THE FUND     OTHER DIRECTORSHIPS/3/
                        WITH THE     AND/OR OFFICER   OR THE PRINCIPAL UNDERWRITER    COMPLEX/2/ ON WHICH            HELD
    NAME AND AGE          FUND       OF THE FUND/1/            OF THE FUND              DIRECTOR SERVES          BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4//,//5/
-----------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr.    Director           2002        Executive Vice President and            17            None
 Age: 54                                              Director, Capital Research
                                                      and Management Company;
                                                      Director, American Funds
                                                      Distributors, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 James B. Lovelace     Senior Vice        1994        Senior Vice President and                2            None
 Age: 46               President                      Director, Capital Research
                       and                            and Management Company
                       Director
-----------------------------------------------------------------------------------------------------------------------------------
 Donald D. O'Neal      Senior Vice        1994        Senior Vice President,                   2            None
 Age: 42               President                      Capital Research and
                       and                            Management Company
                       Director
-----------------------------------------------------------------------------------------------------------------------------------
 James F.              President          2000        President and Director,                  3            None
 Rothenberg            and                            Capital Research and
 Age: 56               Director                       Management Company; Director,
                                                      American Funds Distributors,
                                                      Inc.*; Director, American
                                                      Funds Service Company*;
                                                      Director, The Capital Group
                                                      Companies, Inc.*; Director,
                                                      Capital Group Research,
                                                      Inc.*; Director, Capital
                                                      Management Services, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 R. Michael            Chairman of        1994        Chairman of the Board and                2            None
 Shanahan              the Board                      Principal Executive Officer,
 Age: 64               and Chief                      Capital Research and
                       Executive                      Management Company; Director,
                       Officer                        American Funds Distributors,
                                                      Inc.*; Director, The Capital
                                                      Group Companies, Inc.*;
                                                      Chairman of the Board,
                                                      Capital Management Services,
                                                      Inc.*; Director, Capital
                                                      Strategy Research, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------




                   The Investment Company of America - Page 9

                                                                                    PRINCIPAL OCCUPATION(S) DURING
                               POSITION         YEAR FIRST ELECTED                  PAST 5 YEARS AND POSITIONS HELD
                               WITH THE             AN OFFICER                         WITH AFFILIATED ENTITIES
     NAME AND AGE                FUND             OF THE FUND/1/               OR THE PRINCIPAL UNDERWRITER OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Gregg E. Ireland       Senior Vice President          1994         Senior Vice President, Capital Research and Management Company
 Age: 53
-----------------------------------------------------------------------------------------------------------------------------------
 Joyce E. Gordon            Vice President             1998         Senior Vice President, Capital Research Company*
 Age: 46
-----------------------------------------------------------------------------------------------------------------------------------
 Anne M. Llewellyn          Vice President             1984         Associate, Capital Research and Management Company
 Age: 55
-----------------------------------------------------------------------------------------------------------------------------------
 Vincent P. Corti             Secretary                1994         Vice President - Fund Business Management Group, Capital
 Age: 46                                                            Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Thomas M. Rowland            Treasurer                1998         Senior Vice President, Capital Research and Management Company;
 Age: 61                                                            Director, American Funds Service Company*
-----------------------------------------------------------------------------------------------------------------------------------
 R. Marcia Gould         Assistant Treasurer           1993         Vice President - Fund Business Management Group, Capital
 Age: 48                                                            Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Anthony W. Hynes,       Assistant Treasurer           1998         Vice President - Fund Business Management Group, Capital
 Jr.                                                                Research and Management Company
 Age: 40
-----------------------------------------------------------------------------------------------------------------------------------




                   The Investment Company of America - Page 10

* Company affiliated with Capital Research and Management Company. 1 Directors and officers of the fund are elected annually.

2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 This includes all directorships (other than those in the American Funds Group) that are held by each director as a director of a public company or a registered investment company.

4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities (including the fund's principal underwriter).
5 All of the officers listed, with the exception of Anne M. Llewellyn and Thomas
  M. Rowland, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET
- 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.

                   The Investment Company of America - Page 11

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2002


                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                         OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                            DOLLAR RANGE/1/ OF FUND       FAMILY OVERSEEN
           NAME                  SHARES OWNED               BY DIRECTOR
-------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 Louise H. Bryson              $10,001 - $50,000         $10,001 - $50,000
-------------------------------------------------------------------------------
 Mary Anne Dolan              $50,001 - $100,000           Over $100,000
-------------------------------------------------------------------------------
 Martin Fenton                $50,001 - $100,000           Over $100,000
-------------------------------------------------------------------------------
 Leonard R. Fuller             $10,001 - $50,000         $50,001 - $100,000
-------------------------------------------------------------------------------
 Claudio X. Gonzalez          $50,001 - $100,000         $50,001 - $100,000
 Laporte
-------------------------------------------------------------------------------
 John G. McDonald                Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 Bailey Morris-Eck            $50,001 - $100,000         $50,001 - $100,000
-------------------------------------------------------------------------------
 Richard G. Newman               Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 Olin C. Robison              $50,001 - $100,000           Over $100,000
-------------------------------------------------------------------------------
 William J. Spencer              Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
-------------------------------------------------------------------------------
 Paul G. Haaga, Jr.              Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 James B. Lovelace             $10,001 - $50,000           Over $100,000
-------------------------------------------------------------------------------
 Donald D. O'Neal                Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 James F. Rothenberg             Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 R. Michael Shanahan             Over $100,000             Over $100,000
-------------------------------------------------------------------------------



1 Ownership disclosure is made using the following ranges:  None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for "interested" Directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities (including the fund's principal underwriter).

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED DECEMBER 31, 2002

No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Investment Adviser or its affiliates. The fund pays annual fees of $50,000 to Directors who are not affiliated with the Investment Adviser, $2,000 for each Board of Directors meeting attended, and $1,000 for each meeting attended as a member of a committee of the Board of Directors.

                   The Investment Company of America - Page 12

No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser.




                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 Louise H. Bryson             $    64,000/3/                      $ 64,000/3/
------------------------------------------------------------------------------------------
 Mary Anne Dolan                   63,000                          105,000
------------------------------------------------------------------------------------------
 Martin Fenton                     62,190                          210,230
------------------------------------------------------------------------------------------
 Leonard R. Fuller                 29,050                          130,050
------------------------------------------------------------------------------------------
 Claudio X. Gonzalez               61,000/3/                        68,500/3/
 Laporte
------------------------------------------------------------------------------------------
 John G. McDonald                  79,380/3/                       269,830/3/
------------------------------------------------------------------------------------------
 Bailey Morris-Eck                 61,000                          105,000
------------------------------------------------------------------------------------------
 Richard G. Newman                 76,230                          136,730
------------------------------------------------------------------------------------------
 Olin C. Robison                   66,000/3/                       109,500/3/
------------------------------------------------------------------------------------------
 William J. Spencer                79,000/3/                        79,000/3/
------------------------------------------------------------------------------------------



1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors.

2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2002 fiscal year for participating Directors is as follows: Louise H. Bryson ($159,801), Claudio X. Gonzalez Laporte ($68,446), John G. McDonald ($785,161), Olin C. Robison ($153,280) and William J. Spencer ($390,134).
  Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

As of February 1, 2003, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


FUND ORGANIZATION AND THE BOARD OF DIRECTORS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation on August 28, 1933. All fund operations are supervised by the fund's Board of Directors, which meets periodically and performs duties required by applicable state and federal laws.

                   The Investment Company of America - Page 13

Delaware law provides that the business and affairs of the fund are managed by or under the direction of the Board of Directors. Directors are charged with fiduciary duties of care and loyalty to the fund and its shareholders. Generally, a Director will satisfy his or her duties if he or she acts with the care of an ordinarily prudent person under similar circumstances and refrains from self-dealing.


Members of the Board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has several different classes of shares, including classes A, B, C, F, 529-A, 529-B, 529-C, 529-E, 529-F, R-1, R-2, R-3, R-4 and R-5. The 529 share classes are available only through CollegeAmerica to investors establishing qualified higher education savings accounts. The R share classes are generally available only to retirement plans. Class R-5 shares are also available to clients of the Personal Investment Management Group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum. The R share classes are described in more detail in the fund's Retirement Plan Statement of Additional Information.


The shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that CollegeAmerica account owners are not shareholders of the fund and accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's shares, the Virginia College Savings Plan will vote any proxies relating to fund shares.


The fund holds annual meetings of shareholders for the purpose of electing directors. Significant matters which require shareholder approval, such as a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the Board could be removed by a majority vote.



COMMITTEES OF THE BOARD OF DIRECTORS

The fund has an Audit Committee comprised of Louise H. Bryson, Mary Anne Dolan, Martin Fenton, Leonard R. Fuller, Claudio X. Gonzalez Laporte, John G. McDonald, Bailey Morris-Eck, Richard G. Newman, Olin C. Robison and William J. Spencer, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee oversees the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent accountants and the full Board of Directors. Three Audit Committee meetings were held during the 2002 fiscal year.


                   The Investment Company of America - Page 14

The fund has a Contracts Committee comprised of Louise H. Bryson, Mary Anne Dolan, Martin Fenton, Leonard R. Fuller, Claudio X. Gonzalez Laporte, John G. McDonald, Bailey Morris-Eck, Richard G. Newman, Olin C. Robison and William J. Spencer, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its Investment Adviser or the Investment Adviser's affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution under rule 12b-1, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. One Contracts Committee meeting was held during the 2002 fiscal year.


The fund has a Nominating Committee comprised of Louise H. Bryson, John G. McDonald and Olin C. Robison, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent director and Advisory Board member candidates to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the fund, c/o the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. Four Nominating Committee meetings were held during the 2002 fiscal year.


The fund has a Proxy Committee comprised of John G. McDonald, Richard G. Newman and William J. Spencer, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. Donald D. O'Neal is also a member of the Committee and is an "interested person" of the fund due to his affiliation with the Investment Adviser. The Committee's functions include establishing and reviewing procedures and policies for voting of proxies of companies held in the fund's portfolio, making determinations with regard to certain contested proxy voting issues, and discussing related current issues. Five Proxy Committee meetings were held during the 2002 fiscal year.

                   The Investment Company of America - Page 15

                             ADVISORY BOARD MEMBERS

The Board of Directors has established an Advisory Board whose members are, in the judgment of the Directors, highly knowledgeable about world political and economic matters. In addition to holding meetings with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, consult from time to time with the Investment Adviser, primarily with respect to world trade and business conditions. Members of the Advisory Board, however, possess no authority or responsibility with respect to the fund's investments or management. The chart below sets out additional information about the Advisory Board Members.



                           YEAR FIRST                                            NUMBER OF BOARDS
                           ELECTED AN                                             WITHIN THE FUND
                     ADVISORY BOARD MEMBER    PRINCIPAL OCCUPATION(S) DURING    COMPLEX/1/ ON WHICH
   NAME AND AGE           OF THE FUND                  PAST 5 YEARS                MEMBER SERVES      OTHER DIRECTORSHIPS/2/ HELD
-----------------------------------------------------------------------------------------------------------------------------------
 Thomas M. Crosby,            1995            Partner, Faegre & Benson (law              1            None
 Jr.                                          firm)
 Age: 64
-----------------------------------------------------------------------------------------------------------------------------------
 Ellen H. Goldberg            1998            President, Santa Fe Institute;             1            None
 Age: 57                                      Research Professor, University
                                              of New Mexico
-----------------------------------------------------------------------------------------------------------------------------------
 William H. Kling             1985            President, American Public                 6            Irwin Financial Corporation;
 Age: 60                                      Media Group                                             St. Paul Companies
-----------------------------------------------------------------------------------------------------------------------------------
 Robert J. O'Neill            1988            Chairman of the Council,                   3            None
 Age: 66                                      Australian Strategic Policy
                                              Institute; former Chairman of
                                              the Council, the International
                                              Institute for Strategic
                                              Studies; former Chichele
                                              Professor of the History of War
                                              and former Fellow, All Souls
                                              College, University of Oxford
-----------------------------------------------------------------------------------------------------------------------------------
 Norman R. Weldon             1977            Managing Director, Partisan                3            Novoste Corporation
 Age: 68                                      Management Group, Inc.; former
                                              Chairman of the Board, Novoste
                                              Corporation; former President
                                              and Director, Corvita
                                              Corporation
-----------------------------------------------------------------------------------------------------------------------------------



                   The Investment Company of America - Page 16

1 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
2 This includes all directorships (other than those in the American Funds Group) that are held by each Advisory Board member as a director of a public company or a registered investment company.

THE ADDRESS FOR ALL ADVISORY BOARD MEMBERS OF THE FUND IS 333 SOUTH HOPE STREET
- 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.

                   The Investment Company of America - Page 17

ADVISORY BOARD MEMBER COMPENSATION PAID DURING THE FISCAL YEAR ENDED DECEMBER 31, 2002

The fund pays fees of $5,500 per annum to Advisory Board members who are not affiliated with the Investment Adviser, plus $1,500 for each meeting attended in conjunction with meetings with the Board of Directors.


No pension or retirement benefits are accrued as part of fund expenses. The Advisory Board Members may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Advisory Board Members who are not affiliated with the fund.





                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 Thomas M. Crosby,              $10,000                           $10,000
 Jr.
------------------------------------------------------------------------------------------
 Ellen H. Goldberg               10,000                            10,000
------------------------------------------------------------------------------------------
 William H. Kling                10,000/3/                         28,580/3/
------------------------------------------------------------------------------------------
 Robert J. O'Neill                8,500                            55,500
------------------------------------------------------------------------------------------
 Norman R. Weldon                 8,500                            53,250
------------------------------------------------------------------------------------------



1 Amounts may be deferred by eligible Advisory Board members under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Advisory Board member.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended December 31, 2002 for participating Advisory Board members is as follows: William H. Kling ($64,952). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Advisory Board member.

                   The Investment Company of America - Page 18

INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $350 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include individuals, privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until April 30, 2004, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


In determining whether to renew the Agreement each year, the Contracts Committee of the Board of Directors evaluates information provided by the Investment Adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Directors. At its most recent meeting, the Committee reviewed and considered a number of factors in recommending renewal of the existing Agreement, including the quality of services provided to the fund (primarily measured by investment results), fees and expenses borne by the fund, financial results of the Investment Adviser (including comparisons to a group of publicly held mutual fund managers) and comparative data for other mutual funds and selected indexes.


Members of the Committee discussed the quality of services provided to the fund and noted that while absolute results have been negative during the more recent period, its results versus its peers were favorable during comparative periods as well as for longer periods of time. The Committee recognized that the fund's research-based long-term approach helped it to resist the overall stock market weakness during the year. The Committee considered the quality and depth of the Investment Adviser's organization in general and of the investment professionals currently providing services to the fund.

                   The Investment Company of America - Page 19

The Committee observed that the fund's expenses for the most recent fiscal year and earlier periods compared favorably to its peer group. The Committee also considered steps taken in recent years by the Investment Adviser to help control transfer agent expenses borne by the fund.


Based on their review, the Committee and the Board concluded that the advisory fees and other expenses of the fund are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received reasonable value in return for paying such fees and expenses.


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to Directors and members of the advisory board unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


As compensation for its services, the Investment Adviser receives a monthly fee which is based on prior month-end net assets, calculated at the annual rate of 0.39% on the first $1 billion of net assets, plus 0.336% on net assets over $1 billion to $2 billion, plus 0.30% on net assets over $2 billion to $3 billion, plus 0.276% on net assets over $3 billion to $5 billion, plus 0.258% on net assets over $5 billion to $8 billion, plus 0.246% on net assets over $8 billion to $13 billion, plus 0.24% on net assets over $13 billion to $21 billion, plus 0.234% on net assets over $21 billion to $34 billion, plus 0.231% on net assets over $34 billion to $44 billion, plus 0.228% on net assets over $44 billion to $55 billion, plus 0.225% on net assets over $55 billion to $71 billion, plus 0.222% on net assets in excess of $71 billion.


The Agreement provides for a management fee reduction to the extent that the annual ordinary operating expenses of the fund's Class A shares exceed the lesser of (i) 1 1/2% of the average value of the fund's net assets for the fiscal year up to $30 million, plus 1% of the average value of the fund's net assets for the fiscal year in excess of $30 million, or (ii) 25% of the gross investment income of the fund. Expenses which are not subject to these limitations are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies are accounted for as capital items and not as expenses. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding this limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


For the fiscal years ended 2002, 2001 and 2000, the Investment Adviser received from the fund advisory fees of $129,674,000, $134,899,000 and $135,760,000, respectively.

                   The Investment Company of America - Page 20

ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the Investment Adviser relating to the fund's Class C, F and 529 shares will continue in effect until April 30, 2004, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The Investment Adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


Under the Administrative Agreement, the Investment Adviser provides certain transfer agent and administrative services for shareholders of the fund's Class C and F shares, and all Class 529 shares. The Investment Adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the Investment Adviser monitors, coordinates and oversees the activities performed by third parties providing such services.


As compensation for its services, the Investment Adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The Investment Adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets of each respective applicable share class.


During the fiscal period ended 2002, administrative services fees paid by the fund were:


                                             ADMINISTRATIVE SERVICES FEE
------------------------------------------------------------------------------
               CLASS C                               $1,472,000
------------------------------------------------------------------------------
               CLASS F                                  584,000
------------------------------------------------------------------------------
             CLASS 529-A                                120,000
------------------------------------------------------------------------------
             CLASS 529-B                                 40,000
------------------------------------------------------------------------------
             CLASS 529-C                                 42,000
------------------------------------------------------------------------------
             CLASS 529-E                                  3,000
------------------------------------------------------------------------------
             CLASS 529-F                                     65
------------------------------------------------------------------------------



PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332

                   The Investment Company of America - Page 21

Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and 529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares. For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class 529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares.


Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:


                                                                 COMMISSIONS,        ALLOWANCE OR

                                           FISCAL YEAR/PERIOD       REVENUE          COMPENSATION

                                                               OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------
                 CLASS A                          2002            $26,701,000        $131,273,000
                                                  2001             25,295,000         123,707,000
                                                  2000             19,507,000          94,128,000
                 CLASS B                          2002              8,234,000          40,572,000
                                                  2001              7,031,000          37,823,000
                                                  2000              2,854,000          17,424,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2002                921,000           4,603,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2002                247,000           1,772,000
-----------------------------------------------------------------------------------------------------



The fund has adopted Plans of Distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include: shareholder services; savings to the fund in transfer agency

                   The Investment Company of America - Page 22 costs; savings to the fund in advisory fees and other expenses; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund are committed to the discretion of the Directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (i) for Class A shares, up to 0.25% of the average daily net assets attributable to Class A shares; (ii) for Class 529-A shares, up to 0.50% of the average daily net assets attributable to Class 529-A shares; (iii) for Class B and 529-B shares, 1.00% of the average daily net assets attributable to Class B and 529-B shares, respectively; (iv) for Class C and 529-C shares, 1.00% of the average daily net assets attributable to Class C and 529-C shares, respectively; (v) for Class 529-E shares, up to 0.75% of the average daily net assets attributable to Class 529-E shares; and (vi) for Class F and 529-F shares, up to 0.50% of the average daily net assets attributable to Class F and 529-F shares, respectively.


For Class A and 529-A shares: (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) up to the amount allowable under the fund's Class A and 529-A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A and 529-A shares, in excess of the Class A and 529-A Plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable.


For Class B and 529-B shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C and 529-C shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees paid to qualified dealers, and (ii) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class 529-E shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees paid to qualified dealers, and (ii) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


                   The Investment Company of America - Page 23

For Class F and 529-F shares, 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers. Currently, no compensation is paid under the fund's Class F and 529-F Plans for distribution-related expenses.


During the 2002 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:


                               12B-1 EXPENSES            12B-1 LIABILITY
                                  ACCRUED                  OUTSTANDING
------------------------------------------------------------------------------
        CLASS A                 $116,270,000                $8,339,000
------------------------------------------------------------------------------
        CLASS B                   16,571,000                 1,562,000
------------------------------------------------------------------------------
        CLASS C                    8,184,000                   865,000
------------------------------------------------------------------------------
        CLASS F                      775,000                    84,000
------------------------------------------------------------------------------
      CLASS 529-A                    129,000                    24,000
------------------------------------------------------------------------------
      CLASS 529-B                    188,000                    32,000
------------------------------------------------------------------------------
      CLASS 529-C                    213,000                    36,000
------------------------------------------------------------------------------
      CLASS 529-E                     11,000                     2,000
------------------------------------------------------------------------------
      CLASS 529-F                        100                        65
------------------------------------------------------------------------------



OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently, these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments are based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.



To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and

                   The Investment Company of America - Page 24

(b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is the interest of shareholders to distribute a lesser amount.


The following information may not apply to you if you hold fund shares in a non-taxable account, such as a qualified retirement plan. Please see your tax adviser for more information.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date.


     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities,

                   The Investment Company of America - Page 25 generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

                   The Investment Company of America - Page 26

     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.


     Dividend and interest income received by the fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION - In January of each year, individual shareholders of the fund will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund. Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would

                   The Investment Company of America - Page 127 nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

                   The Investment Company of America - Page 28

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE COLLEGEAMERICA PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO COLLEGEAMERICA ACCOUNTS.

                               PURCHASE OF SHARES



        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Purchase           $50 minimum (except where a
                        Minimums" for initial   lower minimum is noted under
                        investment minimums.    "Purchase Minimums").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made, has
                        a sales agreement with
                        American Funds
                        Distributors and is
                        authorized to sell a
                        CollegeAmerica account
                        in the case of 529
                        shares.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open an account, then   application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Internet Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By Internet             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open an account, then   establish the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Internet Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call 800/421-0180 to    Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company
                        a/c# 4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------




                   The Investment Company of America - Page 29

The fund and the Principal Underwriter reserve the right to reject any purchase order. Generally, Class F shares are only available to fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers. Class B and C shares are generally not available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, and money purchase pension and profit sharing plans. Class 529 shares may be purchased by investors only through CollegeAmerica accounts. Class 529-E shares may only be purchased by investors participating in CollegeAmerica through an eligible employer plan. In addition, the state tax-exempt funds are only offered in certain states, and tax-exempt funds in general should not serve as retirement plan investments.


PURCHASE MINIMUMS - The minimum initial investment for all funds in The American Funds Group, except the money market funds and the state tax-exempt funds, is $250. The minimum initial investment for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America, and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, and The Tax-Exempt Fund of Virginia) is $1,000. Purchase minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deduction or by employer-sponsored CollegeAmerica accounts and may be reduced or waived for shareholders of other funds in The American Funds Group. The minimum is $50 for additional investments (except for retirement plan payroll deduction and employer-sponsored CollegeAmerica accounts as noted above).


PURCHASE MAXIMUM FOR CLASS B SHARES - The maximum purchase order for Class B shares for all American Funds is $100,000. Direct purchases of Class B shares of The Cash Management Trust of America are not permitted; shares may be acquired only by exchanging from Class B shares of other American Funds. For investments above $100,000, Class A shares are generally a less expensive option over time due to sales charge reductions or waivers.


PURCHASE MAXIMUM FOR CLASS C SHARES - The maximum purchase order for Class C shares for all American Funds is $500,000. Direct purchases of Class C shares of The Cash Management Trust of America are not permitted; shares may be acquired only by exchanging from Class C shares of other American Funds.


FUND NUMBERS - Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/ (see description below):

                                                                   FUND NUMBERS
                                                      ----------------------------------------
FUND                                                  CLASS A   CLASS B   CLASS C    CLASS F
----------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . . . . .     002       202       302        402
American Balanced Fund/(R)/ . . . . . . . . . . . .     011       211       311        411
American Mutual Fund/(R)/ . . . . . . . . . . . . .     003       203       303        403
Capital Income Builder/(R)/ . . . . . . . . . . . .     012       212       312        412
Capital World Growth and Income Fund/SM/  . . . . .     033       233       333        433
EuroPacific Growth Fund/(R)/  . . . . . . . . . . .     016       216       316        416
Fundamental Investors/SM/ . . . . . . . . . . . . .     010       210       310        410
The Growth Fund of America/(R)/ . . . . . . . . . .     005       205       305        405
The Income Fund of America/(R)/ . . . . . . . . . .     006       206       306        406
The Investment Company of America/(R)/  . . . . . .     004       204       304        404
The New Economy Fund/(R)/ . . . . . . . . . . . . .     014       214       314        414
New Perspective Fund/(R)/ . . . . . . . . . . . . .     007       207       307        407
New World Fund/SM/  . . . . . . . . . . . . . . . .     036       236       336        436
SMALLCAP World Fund/(R)/  . . . . . . . . . . . . .     035       235       335        435
Washington Mutual Investors Fund/SM/  . . . . . . .     001       201       301        401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/ . . .     040       240       340        440
American High-Income Trust/SM/  . . . . . . . . . .     021       221       321        421
The Bond Fund of America/SM/  . . . . . . . . . . .     008       208       308        408
Capital World Bond Fund/(R)/  . . . . . . . . . . .     031       231       331        431
Intermediate Bond Fund of America/SM/ . . . . . . .     023       223       323        423
Limited Term Tax-Exempt Bond Fund of America/SM/  .     043       243       343        443
The Tax-Exempt Bond Fund of America/(R)/  . . . . .     019       219       319        419
The Tax-Exempt Fund of California/(R)/* . . . . . .     020       220       320        420
The Tax-Exempt Fund of Maryland/(R)/* . . . . . . .     024       224       324        424
The Tax-Exempt Fund of Virginia/(R)/* . . . . . . .     025       225       325        425
U.S. Government Securities Fund/SM/ . . . . . . . .     022       222       322        422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . . . . .     009       209       309        409
The Tax-Exempt Money Fund of America/SM/  . . . . .     039       N/A       N/A        N/A
The U.S. Treasury Money Fund of America/SM/ . . . .     049       N/A       N/A        N/A
___________
*Available only in certain states.


                   The Investment Company of America - Page 30

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund/(R)/ . .    1011     1211     1311     1511      1411
American Mutual Fund/(R)/ . . .    1003     1203     1303     1503      1403
Capital Income Builder/(R)/ . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund/SM/  . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund/(R)/  .    1016     1216     1316     1516      1416
Fundamental Investors/SM/ . . .    1010     1210     1310     1510      1410
The Growth Fund of America/(R)/    1005     1205     1305     1505      1405
The Income Fund of America/(R)/    1006     1206     1306     1506      1406
The Investment Company of
America/(R)/. . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund/(R)/ . . .    1014     1214     1314     1514      1414
New Perspective Fund/(R)/ . . .    1007     1207     1307     1507      1407
New World Fund/SM/  . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund/(R)/  . . .    1035     1235     1335     1535      1435
Washington Mutual Investors
Fund/SM/  . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust/SM/     1021     1221     1321     1521      1421
The Bond Fund of America/SM/  .    1008     1208     1308     1508      1408
Capital World Bond Fund/(R)/  .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America/SM/ . . . . . . . . . .    1023     1223     1323     1523      1423
U.S. Government Securities
Fund/SM/. . . . . . . . . . . .    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America/(R)/. . . . . . . . . .    1009     1209     1309     1509      1409



                   The Investment Company of America - Page 31

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" above for a listing of the funds.)




                                                                     DEALER
                                             SALES CHARGE AS       COMMISSION
                                            PERCENTAGE OF THE:    AS PERCENTAGE
                                            ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                      NET AMOUNT  OFFERING     OFFERING
                                           -INVESTED-   PRICE         PRICE
------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .          6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .          5.26       5.00          4.25
$50,000 but less than $100,000. .            4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .           3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .            3.63       3.50          2.75
$250,000 but less than $500,000 .            2.56       2.50          2.00
$500,000 but less than $750,000 .            2.04       2.00          1.60
$750,000 but less than $1 million            1.52       1.50          1.20
$1 million or more . . . . . . . .           none       none      see below
--------------------------------------------------------------------------------



CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a CDSC.


403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working

                   The Investment Company of America - Page 32 hours; and (iii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more or having 100 or more eligible employees.


Investments made through accounts that purchased Class A shares of the fund before March 15, 2001 and are part of certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution on investments made with no initial sales charge.


A transfer from the Virginia Prepaid Education Program or the Virginia Education Savings Trust to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.


In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) current and retired registered investment advisers, with respect to accounts established while active, registered with the Principal Underwriter, or full-time employees (and their spouses, parents, and children) of registered investment advisers (including assistants directly employed by individual registered investment advisers) registered with the Principal Underwriter and plans for such persons;

(4) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(5)  insurance company separate accounts;

(6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

(8) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, as determined by a Vice President or more senior officer of the Capital Research and Management Company Fund Administration Unit; and

                   The Investment Company of America - Page 33

(9) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

CONTINGENT DEFERRED SALES CHARGE ON CLASS A AND C SHARES - Except as described above, a CDSC of 1% applies to redemptions of Class A shares of the American Funds, other than the money market funds, made within 12 months following the purchase of Class A shares of $1 million or more made without an initial sales charge. A CDSC of 1% also applies to redemptions of Class C shares of the American Funds made within 12 months following the purchase of the Class C shares. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held the longest are assumed to be redeemed first for purposes of calculating this CDSC. The CDSC may be waived in certain circumstances. See "CDSC Waivers for Class A, B and C Shares" below.


CLASS B SALES CHARGES - Class B shares are sold without any initial sales charge. However, a CDSC may be applied to shares you sell within six years of purchase, as shown in the table below:



   CONTINGENT DEFERRED SALES CHARGE ON
         SHARES SOLD WITHIN YEAR             AS A % OF SHARES BEING SOLD
 --------------------------------------------------------------------------
                    1                                   5.00%
                    2                                   4.00
                    3                                   4.00
                    4                                   3.00
                    5                                   2.00
                    6                                   1.00



There is no CDSC on appreciation in share value above the initial purchase price or on shares acquired through reinvestment of dividends or capital gain distributions. In addition, the CDSC may be waived in certain circumstances.
 See "CDSC Waivers for Class A, B and C Shares" below. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. In processing redemptions of Class B shares, shares that are not subject to any CDSC will be redeemed first followed by shares that you have owned the longest during the six-year period.


CLASS F AND CLASS 529-E SALES CHARGE - Class F and 529-E shares are sold with no initial or contingent deferred sales charge.


DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts of $1 million or more (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at

                   The Investment Company of America - Page 34 net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on investments in Class A shares are paid at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class B shares, compensation equal to 4.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class B shares.


For Class C shares, compensation equal to 1.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class C shares.


CONVERSION OF CLASS B AND C SHARES - Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date.
 Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. Class 529-C shares will not convert to Class 529-F shares. The conversion of shares is subject to the Internal Revenue Service's continued position that the conversions are not subject to federal income tax. In the event the Internal Revenue Service no longer takes this position, the automatic conversion feature may be suspended, in which event no further conversions of Class B or C shares would occur while such suspension remained in effect. In that event, at your option, Class B shares could be exchanged for Class A shares and Class C shares for Class F shares on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or fee; however, such an exchange could constitute a taxable event for you. Absent such an exchange, Class B and C shares would continue to be subject to higher expenses for longer than eight years and ten years, respectively.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know at the time you purchase shares if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to a statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference

                   The Investment Company of America - Page 35 between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below), including Class A shares held in a fee-based arrangement, other classes of shares of the American Funds, and any individual investments in American Legacy variable annuity contracts and variable life insurance policies (American Legacy, American Legacy II and American Legacy III, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement.

     During the Statement period, reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those made by you and your immediate family (your spouse and your children under the age of 21), if all parties are purchasing shares for their own accounts and/or:

     .individual-type employee benefit plan(s), such as an IRA, 403(b) plan
          (see exception below), or single-participant Keogh-type plan;

                   The Investment Company of America - Page 36

     .business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .trust accounts established by you or your immediate family. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;

     .endowments or foundations established and controlled by you or your immediate family; or

     .CollegeAmerica accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     .for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization; or

     .for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in The American Funds Group, as well as individual holdings in American Legacy variable annuity contracts and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - Subject to the limitations described in the aggregation policy, you may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in all share classes of The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When deter-

                   The Investment Company of America - Page 37 mining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuity contracts and variable life insurance policies. Direct purchases of the money market funds are excluded.

CDSC WAIVERS FOR CLASS A, B AND C SHARES - Any CDSC on Class A, B and C shares (and, if applicable, on the corresponding Class 529 shares) may be waived only in the following cases:


(1) Permitted exchanges of shares as described in the prospectus, provided that the shares acquired by such exchanges are not redeemed within: (i) one year of the initial purchase in the case of Class A or 529-A shares, (ii) six years of the initial purchase in the case of Class B or 529-B shares, or (iii) one year of the initial purchase in the case of Class C or 529-C shares.

(2)  Tax-free returns of excess contributions to IRAs.

(3) Redemptions due to death or post-purchase disability of a shareholder. In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

(4) For Class 529-A, 529-B and 529-C shareholders only, redemptions due to a beneficiary's death, post-purchase disability or receipt of a scholarship (to the extent of the scholarship award).

(5) The following types of transactions, if together they do not exceed 12% of the value of an account annually (the "12% limit"):

     . Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     . Redemptions through a systematic withdrawal plan ("SWP") (see "Automatic Withdrawals" under "Shareholder Account Services and Privileges", below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

CDSC waivers are allowed only in the cases listed above. For example, CDSC waivers will not be allowed on redemptions of Class 529-B and 529-C shares due to: termination of Col-

                   The Investment Company of America - Page 38 legeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or the Virginia College Savings Plan eliminating the fund as an option for additional investment within CollegeAmerica.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the applicable fund's current prospectus and statement of additional information.


An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in: (i) Class A shares at net asset value; (ii) Class A shares subject to the applicable initial sales charge; (iii) Class B shares; (iv) Class C shares; or (v) Class F shares. Plan assets invested in Class A shares with a sales charge, or B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.


Plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees (i.e., shares do not have to age). Dealer commissions will be paid only on IRA rollovers of $1 million or more according to the schedule applicable to Class A share investments of $1 million or more (see "Dealer Commissions and Compensation" above).


IRA rollovers that do not indicate in which share class plan assets should be invested and that do not have an adviser associated with the account will be invested in Class F shares. Additional plan assets may be rolled into the account holding F shares; however, subsequent contributions cannot be invested in F shares.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

                   The Investment Company of America - Page 39

Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by authority of the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets. The fund's Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the fund's Investment Adviser. The Board receives regular reports describing fair-valued securities and the valuation methods used.


The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations are valued in good faith by the Valuation Committee based upon what the fund might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the "fair value" to be assigned to a particular security, including, without limitation, the type of security, the existence of contractual or legal restrictions on resale, any relevant financial or business developments affecting the issuer or its business prospects, similar or related securities that are more actively traded, and changes in overall market conditions. The Valuation Committee employs additional fair value procedures to

                   The Investment Company of America - Page 40 address issues related to investing substantial portions of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If events occur after the close of a market (and before the close of the New York Stock Exchange, when these funds' net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices will be made to reflect these events. Events of this type could include earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets);


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3.0% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.


                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent, dealer or any of their designees.
 Sales of certain Class A, B and C shares may be subject to a CDSC. Generally, Class F shares are only available to fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


You may sell (redeem) other classes of shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     --Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     --    Requests must be signed by the registered shareholder(s).

     --    A signature guarantee is required if the redemption is:

          -  Over $75,000;

          -  Made payable to someone other than the registered shareholder(s);
             or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

          Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union

                   The Investment Company of America - Page 41 that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


     --Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     --You must include with your written request any shares you wish to sell that are in certificate form.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR USING THE INTERNET

     --Redemptions by telephone, fax or the Internet (including American
          FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $75,000 per shareholder each day.

     --    Checks must be made payable to the registered shareholder(s).

     -- Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     --You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     --You may establish check writing privileges (use the money market funds application).

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.

          - Check writing is not available for any of the 529 share classes or B, C or F share classes of The Cash Management Trust of America.


If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

                   The Investment Company of America - Page 42

If you notify the Transfer Agent, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in any of the American Funds within 90 days after the date of the redemption or distribution. Proceeds from a Class B share redemption where a CDSC was charged will be reinvested in Class A shares. Proceeds from any other type of redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Any CDSC on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for Class 529 shareholders or if your account is held with an investment dealer.


AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments in The American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid by the 529 share classes will be automatically reinvested.



If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains ("distributions") of the same share class into any other fund in The American Funds Group at net asset value, subject to the following conditions:

                   The Investment Company of America - Page 43

(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may only exchange shares into other funds in The American Funds Group within the same class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of any other American Fund for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be done through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


Exchanges from Class A, C or F shares to the corresponding 529 share class, particularly in the case of Uniform Gifts to Minors Act or Uniform Transfer to Minors Act custodial accounts, may result in significant legal and tax consequences as described in the CollegeAmerica Program Description. Please consult your financial adviser prior to making such an exchange.


You may exchange shares of other classes by writing to the Transfer Agent (see "Selling Shares" above), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "American Funds Service Company Service Areas" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Internet Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, Internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Price of Shares" above.) THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - For all share classes, except the 529 classes of shares, you may automatically exchange shares of the same class in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate.


AUTOMATIC WITHDRAWALS - For all share classes, except the 529 classes of shares, you may automatically withdraw shares from any of the funds in The American Funds Group. You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the

                   The Investment Company of America - Page 44 day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day.
 However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.


Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $75,000 per American Funds shareholder each day) from non-retirement plan accounts, or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds website on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Telephone and Internet Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Fund Numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or the Internet (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


REDEMPTION OF SHARES - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per

                   The Investment Company of America - Page 45 share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


While payment of redemptions normally will be in cash, the fund's Articles of Incorporation permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent. Certificates are not available for the 529 share classes.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, if applicable, for the fiscal years ended 2002, 2001 and 2000, amounted to $45,817,000, $33,794,000 and $25,958,000. The volume of securities subject to brokerage commissions and dealer concessions purchased by the fund increased during the 2002 fiscal year, resulting in an increase in total commissions paid on portfolio transactions.


The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer activities. A regular broker-dealer is: (1) one of the ten broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (2) one of the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or (3) one of the ten broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year. During the fund's most recent fiscal year, the fund's regular broker--

                   The Investment Company of America - Page 46 dealers were: Bank of America Securities LLC, J.P. Morgan Chase & Co. and Wachovia Corp.. As of the close of its most recent fiscal year, the fund held equity securities of Bank of America Securities LLC, in the amount of $632,686,000, J.P. Morgan Chase & Co. in the amount of $596,400,000 and Wachovia Corp. in the amount of $73,244,000


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $47,118,000 for Class A shares and $1,915,000 for Class B shares for the 2002 fiscal year.


INDEPENDENT ACCOUNTANTS - PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent accountants providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent accountants is reviewed and determined annually by the Board of Directors.


INDEPENDENT LEGAL COUNSEL - O'Melveny & Myers LLP, 400 South Hope Street, Los Angeles, CA 90071, currently serves as counsel for the fund and for Directors who are not interested persons (as defined by the 1940 Act) of the fund. Certain legal matters in connection with the capital shares offered by the prospectus have been passed upon for the fund by O'Melveny & Myers LLP. Counsel does not currently provide legal services to the fund's Investment Adviser or any of its affiliated companies, but provides an immaterial amount of estate planning and similar work for a limited number of Investment Adviser personnel. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the independent Directors of the fund, as prescribed by the 1940 Act and the rules thereunder.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on December 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

                   The Investment Company of America - Page 47

PERSONAL INVESTING POLICY - The fund and Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND

  MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- DECEMBER 31, 2002

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $23.48
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $24.91


            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 2.15% based on a 30-day (or one month) period ended December 31, 2002, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula as required by the Securities and Exchange Commission:


     YIELD = 2[((a-b)/cd + 1)/6/ -1]

     Where:  a   = dividends and interest earned during the period.

             b   = expenses accrued for the period (net of reimbursements).

             c   = the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   = the maximum offering price per share on the last day of the period.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.


The fund's one-year total return and five- and ten-year average annual total returns at the maximum offering price for the periods ended December 31, 2002 were -19.39%, 2.74% and

                   The Investment Company of America - Page 48

9.98%, respectively. The fund's one-year total return and five- and ten-year average annual total returns at net asset value for the periods ended December 31, 2002 were -14.47%, 3.96% and 10.63%, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return at the maximum offering price, the fund assumes: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B, C, F, 529 and R shares.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's,
                                                                      --------
Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine,
------  -------  ----------------------  -------------------------------------
Money, U.S. News and World Report and The Wall Street Journal.
-----  --------------------------     -----------------------


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).

                   The Investment Company of America - Page 49

                                    APPENDIX

                          DESCRIPTION OF BOND RATINGS

BOND RATINGS - The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poor's") are based on the analysis and represents a judgment expressed in shorthand terms of the strengths and weaknesses of the bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

                   The Investment Company of America - Page 50

"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


Standard & Poor's rates the long-term debt securities of various entities in
-----------------
categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


AAA
"An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong."


AA

"An obligation rated 'AA' differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong."


A

"An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong."


BBB
"An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions."


BB
"An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation."

B
"An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation."

                   The Investment Company of America - Page 51

CCC
"An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation."

CC
"An obligation rated 'CC' is currently highly vulnerable to nonpayment."

C

"A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying."

D
"An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized."

                   The Investment Company of America - Page 52



Investment portfolio, December 31, 2002


                                                              Percent of
Largest investment categories                                 net assets

Food, beverage & tobacco                                         7.44
Pharmaceuticals & biotechnology                                  6.73
Telecommunication services                                       6.71



Largest industry holdings

Pharmaceuticals                                                  6.66 %
Diversified telecommunication services                           5.79
Beverages and tobacco                                            5.24
Oil & gas                                                        5.13
Media                                                            4.20

                                                            Percent of
Largest equity holdings                                     net assets

Altria Group (formerly Philip Morris)                           3.44 %
Eli Lilly                                                       2.34
SBC Communications                                              1.56
Viacom                                                          1.52
Pharmacia                                                       1.49
Fannie Mae                                                      1.45
Dow Chemical                                                    1.40
Lowe's                                                          1.39
Bank of America                                                 1.27
ChevronTexaco                                                   1.27




                                                                                                     Shares or            Market
                                                                                                     principal             value
Equity securities (common and preferred stocks and convertible debentures)                              amount              (000)

ENERGY
ENERGY EQUIPMENT & SERVICES  -  0.96%
Baker Hughes Inc.                                                                                    8,225,000          $264,763
Schlumberger Ltd.                                                                                    5,100,000           214,659

OIL & GAS  -  5.13%
ChevronTexaco Corp.                                                                                  9,495,500           631,261
ConocoPhillips (formed by the merger of Conoco Inc. and Phillips Petroleum Co.)                      3,050,000           147,589
ENI SpA                                                                                             18,000,000           286,199
Exxon Mobil Corp.                                                                                    3,500,000           122,290
Marathon Oil Corp.                                                                                  12,550,000           267,189
Murphy Oil Corp.                                                                                     2,050,000            87,842
Royal Dutch Petroleum Co. (New York registered)                                                      7,620,000           335,432
"Shell" Transport and Trading Co., PLC (ADR) (New York registered)                                   4,500,000           175,140
"Shell" Transport and Trading Co., PLC                                                               2,900,000            19,095
TOTAL FINA ELF SA, Class B                                                                             900,000           128,553
Unocal Corp.                                                                                        11,440,000           349,835
                                                                                                                       3,029,847

MATERIALS
CHEMICALS  -  1.61%
Air Products and Chemicals, Inc.                                                                       200,000             8,550
Dow Chemical Co.                                                                                    23,450,000           696,465
Rohm and Haas Co.                                                                                    3,000,000            97,440

METALS & MINING  -  1.99%
Alcoa Inc.                                                                                          10,246,400           233,413
Alumina Ltd. (formerly WMC Ltd.)                                                                    19,804,346            54,285
Barrick Gold Corp.                                                                                   9,250,000           142,542
BHP Billiton Ltd.                                                                                    9,412,655            53,444
Newmont Mining Corp.                                                                                 8,000,000           232,240
Phelps Dodge Corp.  (1)                                                                              1,000,000            31,650
Placer Dome Inc.                                                                                    10,000,000           115,000
Rio Tinto PLC                                                                                        4,000,000            79,851
WMC Resources Ltd  (1)                                                                              19,804,346            46,751

PAPER & FOREST PRODUCTS  -  1.53%
Georgia-Pacific Corp., Georgia-Pacific Group                                                         9,599,298           155,125
International Paper Co.                                                                              7,097,235           248,190
MeadWestvaco Corp.                                                                                   3,800,000            93,898
Weyerhaeuser Co.                                                                                     5,375,000           264,504
                                                                                                                       2,553,348

CAPITAL GOODS
AEROSPACE & DEFENSE  -  1.37%
Boeing Co.                                                                                           3,700,000           122,063
Honeywell International Inc.                                                                         4,000,000            96,000
Lockheed Martin Corp.                                                                                   87,400             5,047
Northrop Grumman Corp.                                                                                 500,000            48,500
Raytheon Co.                                                                                        13,334,735           410,043
CONSTRUCTION & ENGINEERING  -  0.05%
Fluor Corp.                                                                                            824,300            23,080
INDUSTRIAL CONGLOMERATES  -  2.44%
3M Co.                                                                                                 700,000            86,310
General Electric Co.                                                                                21,000,000           511,350
Siemens AG                                                                                           4,600,000           195,522
Tyco International Ltd.                                                                             24,728,000           422,354
MACHINERY  -  2.13%
Caterpillar Inc.                                                                                     8,900,000           406,908
Cummins Inc.                                                                                         1,700,000            47,821
Deere & Co.                                                                                          7,900,000           362,215
Illinois Tool Works Inc.                                                                             2,200,000           142,692
Parker Hannifin Corp.                                                                                2,200,000           101,486
                                                                                                                       2,981,391

COMMERCIAL SERVICES & SUPPLIES
COMMERCIAL SERVICES & SUPPLIES  -  0.75%
Cendant Corp.  (1)                                                                                   2,500,000            26,200
Concord EFS, Inc.  (1)                                                                               2,666,600            41,972
Pitney Bowes Inc.                                                                                    2,000,000            65,320
Sabre Holdings Corp., Class A  (1)                                                                   6,009,680           108,835
Waste Management, Inc.                                                                               5,652,600           129,558
                                                                                                                         371,885

TRANSPORTATION
AIR FREIGHT & LOGISTICS  -  0.31%
FedEx Corp.                                                                                          2,870,000           155,611
AIRLINES  -  0.27%
AMR Corp.  (1)                                                                                       2,000,000            13,200
Delta Air Lines, Inc.                                                                                  942,100            11,399
Southwest Airlines Co.                                                                               8,000,000           111,200
ROAD & RAIL  -  0.25%
Burlington Northern Santa Fe Corp.                                                                   3,000,000            78,030
Canadian Pacific Railway Ltd.                                                                        1,150,000            22,655
Norfolk Southern Corp.                                                                               1,200,000            23,988
                                                                                                                         416,083

AUTOMOBILES & COMPONENTS
AUTOMOBILES  -  1.55%
Ford Motor Co.                                                                                       2,500,000            23,250
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032              $   170,000,000           138,890
General Motors Corp.                                                                                13,155,900           484,926
General Motors Corp., Series B, 5.25% convertible debentures 2032                               $   61,025,000            56,387
Honda Motor Co., Ltd.                                                                                1,825,000            67,473
                                                                                                                         770,926

CONSUMER DURABLES & APPAREL
HOUSEHOLD DURABLES  -  0.18%
Newell Rubbermaid Inc.                                                                               3,000,000            90,990
LEISURE EQUIPMENT & PRODUCTS  -  0.10%
Eastman Kodak Co.                                                                                    1,425,000            49,932
TEXTILES, APPAREL & LUXURY GOODS  -  0.12%
NIKE, Inc., Class B                                                                                  1,300,000            57,811
                                                                                                                         198,733

HOTELS, RESTAURANTS & LEISURE
HOTELS, RESTAURANTS & LEISURE  -  0.49%
Carnival Corp.                                                                                       8,647,100           215,745
McDonald's Corp.                                                                                     1,600,000            25,728
                                                                                                                         241,473

MEDIA
MEDIA  -  4.20%
AOL Time Warner Inc.  (1)                                                                           44,100,000           577,710
Clear Channel Communications, Inc.  (1)                                                                784,100            29,239
Comcast Corp., Class A  (1)                                                                         13,845,800           326,346
Comcast Corp., Class A, nonvoting  (1)                                                               3,000,000            67,770
Dow Jones & Co., Inc.                                                                                1,687,000            72,929
General Motors Corp., Class H  (1)                                                                   2,200,000            23,540
Interpublic Group of Companies, Inc.                                                                 9,600,000           135,168
Knight-Ridder, Inc.                                                                                    550,500            34,819
Liberty Media Corp., Class A  (1)                                                                    7,280,000            65,083
Viacom Inc., Class A  (1)                                                                            2,392,800            97,650
Viacom Inc., Class B, nonvoting  (1)                                                                16,150,000           658,274
                                                                                                                       2,088,528

RETAILING
INTERNET & CATALOG RETAIL  -  0.17%
eBay Inc.  (1)                                                                                       1,250,000            84,775
MULTILINE RETAIL  -  0.68%
Dollar General Corp.                                                                                 6,126,100            73,207
Kohl's Corp.  (1)                                                                                    2,800,000           156,660
May Department Stores Co.                                                                            4,800,000           110,304
SPECIALTY RETAIL  -  1.95%
Limited Brands, Inc.                                                                                20,149,400           280,681
Lowe's Companies, Inc.                                                                              18,430,000           691,125
                                                                                                                       1,396,752

FOOD & DRUG RETAILING
FOOD & DRUG RETAILING  -  0.56%
Albertson's, Inc.                                                                                    2,976,500            66,257
Walgreen Co.                                                                                         7,220,000           210,752
                                                                                                                         277,009

FOOD, BEVERAGE & TOBACCO
BEVERAGES AND TOBACCO  -  5.24%
Anheuser-Busch Companies, Inc.                                                                       3,000,000           145,200
Coca-Cola Co.                                                                                        3,750,000           164,325
PepsiCo, Inc.                                                                                        9,400,000           396,868
Altria Group (formerly Philip Morris Companies Inc.)                                                42,250,000         1,712,392
R.J. Reynolds Tobacco Holdings, Inc. (2)                                                             4,461,666           187,881
FOOD PRODUCTS  -  2.20%
General Mills, Inc.                                                                                  6,035,000           283,343
H.J. Heinz Co.                                                                                       5,990,900           196,921
Sara Lee Corp.                                                                                       9,316,100           209,705
Unilever NV (New York registered)                                                                    6,575,000           405,743
                                                                                                                       3,702,378

HOUSEHOLD & PERSONAL PRODUCTS
HOUSEHOLD PRODUCTS  -  0.14%
Kimberly-Clark Corp.                                                                                 1,500,000            71,205
PERSONAL PRODUCTS  -  0.70%
Avon Products, Inc.                                                                                  4,935,000           265,848
Gillette Co.                                                                                         2,800,000            85,008
                                                                                                                         422,061

HEALTH CARE EQUIPMENT & SERVICES
HEALTH CARE EQUIPMENT & SUPPLIES  -  0.40%
Applera Corp. - Applied Biosystems Group                                                             5,170,500            90,691
Becton, Dickinson and Co.                                                                            1,500,000            46,035
Guidant Corp.  (1)                                                                                   2,020,000            62,317
HEALTH CARE PROVIDERS & SERVICES  -  0.81%
Aetna Inc.                                                                                           5,000,000           205,600
HCA Inc.                                                                                             4,150,000           172,225
IMS Health Inc.                                                                                      1,500,000            24,000
                                                                                                                         600,868

PHARMACEUTICALS & BIOTECHNOLOGY
BIOTECHNOLOGY  -  0.07%
Genentech, Inc.  (1)                                                                                 1,000,000            33,160
PHARMACEUTICALS  -  6.66%
Abbott Laboratories                                                                                  1,500,000            60,000
AstraZeneca PLC                                                                                      5,485,000           193,423
AstraZeneca PLC                                                                                      5,800,900           207,323
AstraZeneca PLC (ADR)                                                                                  199,000             6,983
Bristol-Myers Squibb Co.                                                                            11,907,600           275,661
Eli Lilly and Co.                                                                                   18,316,700         1,163,110
Merck & Co., Inc.                                                                                    1,700,000            96,237
Novartis AG                                                                                          1,366,000            49,898
Novartis AG (ADR)                                                                                      256,556             9,423
Pfizer Inc                                                                                           9,300,000           284,301
Pharmacia Corp.                                                                                     17,710,000           740,278
Schering-Plough Corp.                                                                                3,900,000            86,580
Wyeth                                                                                                3,777,800           141,290
                                                                                                                       3,347,667

BANKS
BANKS  -  3.67%
Bank of America Corp.                                                                                9,094,240           632,686
BANK ONE CORP.                                                                                       7,415,000           271,018
FleetBoston Financial Corp.                                                                         11,013,400           267,626
National City Corp.                                                                                  3,850,000           105,182
Wachovia Corp.                                                                                       2,010,000            73,244
Washington Mutual, Inc.                                                                              7,000,000           241,710
Wells Fargo & Co.                                                                                    5,000,000           234,350
                                                                                                                       1,825,816

DIVERSIFIED FINANCIALS
DIVERSIFIED FINANCIALS  -  3.63%
Capital One Financial Corp.                                                                          5,250,000           156,030
Capital One Financial Corp. 6.25% Upper DECS 2005                                               $   72,500,000            41,543
Fannie Mae                                                                                          11,200,000           720,496
Freddie Mac                                                                                          1,100,000            64,955
Household International, Inc.                                                                        5,550,000           154,346
J.P. Morgan Chase & Co.                                                                             24,850,000           596,400
SLM Corp.                                                                                              693,200            71,996
                                                                                                                       1,805,766

INSURANCE
INSURANCE  -  3.29%
Allstate Corp.                                                                                      11,750,000           434,633
American International Group, Inc.                                                                  10,363,900           599,552
Aon Corp.                                                                                            2,183,800            41,252
Berkshire Hathaway Inc., Class A  (1)                                                                    1,500           109,125
Hartford Financial Services Group, Inc.                                                              2,200,000            99,946
Lincoln National Corp.                                                                               2,200,000            69,476
Marsh & McLennan Companies, Inc.                                                                       574,200            26,534
SAFECO Corp.                                                                                         4,150,000           143,881
St. Paul Companies, Inc.                                                                             3,300,000           112,365
                                                                                                                       1,636,764

SOFTWARE & SERVICES
IT CONSULTING & SERVICES  -  0.54%
Computer Sciences Corp.  (1)                                                                         3,178,300           109,492
Electronic Data Systems Corp.                                                                        8,600,000           158,498
SOFTWARE  -  0.83%
Microsoft Corp.  (1)                                                                                 7,237,300           374,168
Oracle Corp.  (1)                                                                                    3,683,300            39,780
                                                                                                                         681,938

TECHNOLOGY HARDWARE & EQUIPMENT
COMMUNICATIONS EQUIPMENT  -  1.14%
Cisco Systems, Inc.  (1)                                                                            22,550,000           295,405
Motorola, Inc.                                                                                       4,500,000            38,925
Motorola, Inc. 7.00% convertible preferred 2004, units                                         $   120,000,000            76,800
Nokia Corp. (ADR)                                                                                   10,150,000           157,325
COMPUTERS & PERIPHERALS  -  1.74%
Dell Computer Corp.  (1)                                                                             1,700,000            45,458
EMC Corp.  (1)                                                                                       5,500,000            33,770
Hewlett-Packard Co.                                                                                 10,500,000           182,280
International Business Machines Corp.                                                                7,195,000           557,613
Sun Microsystems, Inc.  (1)                                                                         15,000,000            46,650
ELECTRONIC EQUIPMENT & INSTRUMENTS  -  0.49%
Agilent Technologies, Inc.  (1)                                                                      3,000,000            53,880
Agilent Technologies, Inc. 3.00% convertible debentures 2021 (3)  (4)                           $    4,445,000             4,284
Sanmina-SCI Corp.  (1)                                                                              11,850,000            53,207
Solectron Corp.  (1)                                                                                23,500,000            83,425
Solectron Corp. 7.25% convertible preferred 2004, units                                        $   100,000,000            46,800
SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  2.24%
Altera Corp.  (1)                                                                                    3,500,000            43,155
Applied Materials, Inc.  (1)                                                                         6,770,000            88,213
Intel Corp.                                                                                          2,140,000            33,320
KLA-Tencor Corp.  (1)                                                                                1,425,000            50,402
Linear Technology Corp.                                                                              4,950,000           127,314
LSI Logic Corp.  (1)                                                                                 2,200,000            12,694
Maxim Integrated Products, Inc.                                                                      3,200,000           105,728
Micron Technology, Inc.  (1)                                                                         1,500,000            14,610
Taiwan Semiconductor Manufacturing Co. Ltd.  (1)                                                    80,300,000            98,866
Texas Instruments Inc.                                                                              29,810,000           447,448
Xilinx, Inc.  (1)                                                                                    4,500,000            92,700
                                                                                                                       2,790,272

TELECOMMUNICATION SERVICES
DIVERSIFIED TELECOMMUNICATION SERVICES  -  5.79%
ALLTEL Corp.                                                                                         6,450,000           328,950
ALLTEL Corp. 7.75% 2005, units                                                                  $   57,200,000            58,722
AT&T Corp.                                                                                          13,780,000           359,796
Deutsche Telekom AG                                                                                 13,186,200           169,112
SBC Communications Inc.                                                                             28,550,000           773,991
Sprint Corp. - FON Group (formerly Sprint FON Group)                                                43,300,000           626,984
Telefonos de Mexico, SA de CV, Class L (ADR)                                                         3,000,000            95,940
Verizon Communications Inc.                                                                         12,100,000           468,875
WIRELESS TELECOMMUNICATION SERVICES  -  0.92%
AT&T Wireless Services, Inc.  (1)                                                                   43,723,700           247,039
Sprint Corp. 7.125% convertible preferred 2004, units                                          $   172,500,000            50,439
Vodafone Group PLC (ADR)                                                                             8,750,000           158,550
                                                                                                                       3,338,398

UTILITIES
ELECTRIC UTILITIES  -  1.70%
Ameren Corp.                                                                                         2,000,000            83,140
American Electric Power Co., Inc.                                                                    4,850,000           132,551
Consolidated Edison, Inc.                                                                              166,900             7,147
Dominion Resources, Inc.                                                                             7,131,912           391,542
FPL Group, Inc.                                                                                      1,000,000            60,130
Southern Co.                                                                                         4,386,500           124,533
TXU Corp.                                                                                            2,400,000            44,832
MULTI-UTILITIES & UNREGULATED POWER  -  1.25%
Calpine Corp.  (1)                                                                                   5,000,000            16,300
Duke Energy Corp.                                                                                   25,000,000           488,500
El Paso Corp.                                                                                       17,155,900           119,405
                                                                                                                       1,468,080

Miscellaneous  -  2.14%
Other equity securities in initial period of acquisition                                                               1,063,664


Total equity securities (cost: $33,664,301,000)                                                                       37,009,647



                                                                                                     Principal            Market
                                                                                                        amount             value
Corporate bonds & notes                                                                                   (000)             (000)

AUTOMOBILES & COMPONENTS
AUTOMOBILES  -  0.33%
Ford Motor Credit Co. 6.875% 2006                                                                 $     30,000           $30,073
General Motors Acceptance Corp.:
 6.15% 2007                                                                                             30,000            30,550
 6.875% 2011                                                                                            50,000            49,944
 7.25% 2011                                                                                             50,000            51,029
                                                                                                                         161,596

MEDIA
MEDIA  -  0.04%
AOL Time Warner Inc. 5.625% 2005                                                                        21,045            21,534


HEALTH CARE EQUIPMENT & SERVICES
HEALTH CARE EQUIPMENT & SERVICES  -  0.06%
Columbia/HCA Healthcare Corp. 6.91% 2005                                                                15,000            15,770
HCA Inc. 7.125% 2006                                                                                    15,000            15,908
                                                                                                                          31,678

DIVERSIFIED FINANCIALS
DIVERSIFIED FINANCIALS  -  0.17%
Capital One Financial Corp.:
 7.25% 2006                                                                                             17,385            16,698
 8.75% 2007                                                                                             14,750            14,433
Household Finance Corp. 5.75% 2007                                                                      50,000            52,378
                                                                                                                          83,509

TELECOMMUNICATION SERVICES
DIVERSIFIED TELECOMMUNICATION SERVICES  -  2.15%
AT&T Corp.: (4)
 6.50% 2006 (3)                                                                            Euro          9,815            10,311
 7.00% 2006                                                                                       $     80,065            85,661
 7.80% 2011                                                                                            257,425           281,914
Deutsche Telekom International Finance B.V. 8.125% 2012                                    Euro         30,000            35,227
VoiceStream Wireless Corp. 10.375% 2009                                                           $     50,000            52,750
Sprint Capital Corp.:
 5.875% 2004                                                                                           104,518           103,513
 7.90% 2005                                                                                            242,710           245,285
 7.125% 2006                                                                                            19,500            19,321
 6.00% 2007                                                                                              2,000             1,892
 6.125% 2008                                                                                            23,050            21,006
 7.625% 2011                                                                                            15,500            14,751
 8.375% 2012                                                                                           197,500           196,886
WIRELESS TELECOMMUNICATION SERVICES  -  0.54%
AT&T Wireless Services, Inc.:
 6.875% 2005                                                                                            15,500            15,975
 7.35% 2006                                                                                             59,690            61,532
 7.50% 2007                                                                                            134,530           138,718
 7.875% 2011                                                                                            22,000            22,150
 8.125% 2012                                                                                            30,000            30,209
                                                                                                                       1,337,101

UTILITIES
UTILITIES  -  0.05%
The Williams Companies, Inc.:
 6.625% 2004                                                                                             3,550             2,663
 9.25% 2004                                                                                             12,500            10,000
 8.125% 2012 (3)                                                                                         5,450             3,733
Williams Holdings of Delaware, Inc. 6.50% 2008                                                          11,000             7,095
                                                                                                                          23,491

Total corporate bonds & notes (cost: $1,524,228,000)                                                                   1,658,909


                                                                                                     Principal            Market
                                                                                                        amount             value
U.S. Treasury & agency obligations                                                                        (000)             (000)

FEDERAL AGENCY
COLLATERALIZED MORTGAGE OBLIGATIONS  -  6.13%
Fannie Mae 6.00%-6.50% due 4/1/2017-5/1/2032 (5)                                                $    2,902,884        $3,050,984


NON-PASS-THROUGH OBLIGATIONS  -  3.31%
Fannie Mae 5.25%-7.125% due 8/15/2004-5/15/2011                                                      1,316,000         1,442,780
Freddie Mac 7.00% due 7/15/2005                                                                        183,000           205,258
                                                                                                                       4,699,022

U.S. TREASURY NOTES & BONDS
U.S. TREASURY NOTES & BONDS  -  3.60%
4.25% March 2003                                                                                       580,000           584,304
5.25% August 2003                                                                                      580,000           594,430
3.00% February 2004                                                                                    600,000           611,964
                                                                                                                       1,790,698


Total U.S. Treasury & agency obligations (cost: $6,248,440,000)                                                        6,489,720



                                                                                                     Principal            Market
                                                                                                        amount             value
Short-term securities                                                                                     (000)             (000)

Federal agency discount notes  -  5.99%
Fannie Mae 1.25%-1.77% due 1/8-4/28/2003                                                        $    1,088,565        $1,086,608
Federal Home Loan Bank 1.24%-1.692% due 1/2-4/30/2003                                                  842,116           840,598
Freddie Mac 1.24%-1.70% due 1/2-4/14/2003                                                            1,057,366         1,055,337


Corporate short-term notes  -  2.92%
Abbott Laboratories Inc. 1.28% due 1/7-1/16/2003 (3)                                                    87,200            87,167
American Express Credit Corp. 1.29% due 1/10/2003                                                       50,000            49,982
Archer Daniels Midland Co. 1.32%-1.34% due 2/26-3/3/2003 (3)                                            37,300            37,218
BellSouth Corp. 1.27%-1.31% due 1/7-1/14/2003 (3)                                                       46,000            45,982
Citicorp 1.33%-1.37% due 1/6-4/29/2003                                                                 125,000           124,718
Coca-Cola Co. 1.29%-1.52% due 1/17-3/4/2003                                                             74,300            74,189
E.I. DuPont de Nemours & Co. 1.50% due 1/14-1/30/2003                                                   64,400            64,332
Gannett Co. 1.28% due 1/8-1/10/2003 (3)                                                                 77,700            77,674
General Dynamics Corp. 1.74% due 1/23/2003 (3)                                                          25,000            24,972
General Electric Capital Corp. 1.32%-1.36% due 1/6-1/29/2003                                           150,000           149,893
Johnson & Johnson 1.28% due 3/10/2003 (3)                                                               35,000            34,912
Kraft Foods Inc. 1.30%-1.35% due 1/27-2/26/2003                                                        148,917           148,696
Medtronic Inc. 1.61% due 1/16/2003 (3)                                                                  35,000            34,975
Merck & Co. Inc. 1.29%-1.30% due 1/14-1/31/2003                                                        117,800           117,719
Minnesota Mining and Manufacturing Co. 1.28% due 1/31/2003                                              28,415            28,384
Pfizer Inc 1.27%-1.31% due 1/13-3/3/2003 (3)                                                           150,000           149,789
Procter & Gamble Co. 1.31% due 1/13/2003 (3)                                                            25,000            24,988
Schering Corp. 1.29%-1.30% due 1/23-2/13/2003                                                           50,000            49,940
United Parcel Service Inc. 1.27%-1.29% due 1/21-1/31/2003                                              100,000            99,907
Wells Fargo & Co. 1.31% due 1/24/2003                                                                   30,000            29,974


U.S. Treasuries  -  0.10%
U.S. Treasury Bills 1.245% due 4/24/2003                                                                50,000            49,813
Total short-term securities (cost: $4,487,675,000)                                                                     4,487,767


Total investment securities (cost: $45,924,644,000)                                                                   49,646,043



New Taiwanese Dollar (cost: $7,652,000)                                                             NT$263,187             7,607
Other assets less liabilities                                                                                            106,976

Net assets                                                                                                           $49,760,626

(1) Security did not produce income during the last 12 months.
(2) The fund owns 5.06% of the outstanding voting securities of R.J. Reynolds Tobacco Holdings, Inc. and thus is considered an affiliate of this company under the Investment Company Act of 1940.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(4) Coupon rate may change periodically.
(5) Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

ADR = American Depositary Receipts

See Notes to Financial Statements


Equity Securities appearing in the portfolio Since June 30, 2002
Calpine
Capital One
Concord EFS
eBay
KLA-Tencor
MeadWestvaco
Norfolk Southern
Northrop Grumman
WMC Resources

Equity Securities eliminated from the portfolio Since June 30, 2002
America Movil
AutoZone
Chubb
Comerica
ConAgra Foods
Corning
Edison International
EnCana
Fuji Photo Film
Fujitsu
Gap
Halliburton
Jefferson-Pilot
Johnson & Johnson
Pinnacle West Capital
PMC-Sierra
Sumitomo Mitsui Banking
Thermo Electron
Toronto-Dominion Bank
United Technologies
Williams Companies


The Investment Company of America
Financial statements


Statement of assets and liabilities at December 31, 2002
(dollars and shares in thousands, except per-share amounts)

Assets:
 Investment securities at market:
  Unaffiliated issuers (cost: $45,787,993)                                                 $49,458,162
  Affiliated issuers (cost: $136,651)                                                          187,881              $49,646,043
 Cash denominated in non-U.S. currencies
  (cost: $7,652)                                                                                                          7,607
 Cash                                                                                                                       201
 Receivables for:
  Sales of investments                                                                          17,377
  Sales of fund's shares                                                                        82,082
  Dividends and interest                                                                       190,458                  289,917
                                                                                                                     49,943,768
Liabilities:
 Payables for:
  Purchases of investments                                                                      74,841
  Repurchases of fund's shares                                                                  79,636
  Investment advisory services                                                                  10,140
  Services provided by affiliates                                                               16,486
  Deferred Directors' and Advisory Board compensation                                            1,924
  Other fees and expenses                                                                          115                  183,142
Net assets at December 31, 2002                                                                                     $49,760,626

Net assets consist of:
 Capital paid in on shares of capital stock                                                                         $45,878,912
 Undistributed net investment income                                                                                    161,948
 Distributions in excess of net realized gain                                                                            (1,757)
 Net unrealized appreciation                                                                                          3,721,523
Net assets at December 31, 2002                                                                                     $49,760,626


                                       Authorized shares of
                                            capital stock -                                                      Net asset value
                                            $.001 par value          Net assets       Shares outstanding            per share (1)

Class A                                           2,500,000         $46,128,884                1,964,419                  $23.48
Class B                                             250,000           1,841,136                   78,635                   23.41
Class C                                             250,000           1,024,864                   43,830                   23.38
Class F                                             250,000             414,956                   17,685                   23.46
Class 529-A                                         325,000             153,204                    6,526                   23.48
Class 529-B                                          75,000              40,460                    1,725                   23.45
Class 529-C                                         150,000              45,065                    1,922                   23.45
Class 529-E                                          75,000               5,699                      243                   23.45
Class 529-F                                          75,000                 382                       16                   23.47
Class R-1                                            75,000               1,028                       44                   23.46
Class R-2                                           100,000              23,887                    1,018                   23.46
Class R-3                                           300,000              24,397                    1,039                   23.47
Class R-4                                            75,000               8,839                      377                   23.47
Class R-5                                           150,000              47,825                    2,037                   23.48

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $24.91 for each.

See Notes to Financial Statements


Statement of operations for the year ended December 31, 2002
(dollars in thousands)
Investment income:
 Income:
  Dividends (net of non-U.S. withholding
            tax of $14,387; also includes
            $16,620 from affiliates)                                                         $912,800
  Interest (net of non-U.S. withholding
            tax of $20)                                                                       416,637               $1,329,437

 Fees and expenses:
  Investment advisory services                                                                129,674
  Distribution services                                                                       142,403
  Transfer agent services                                                                      49,033
  Administrative services                                                                       2,452
  Reports to shareholders                                                                       2,334
  Registration statement and prospectus                                                         1,706
  Postage, stationery and supplies                                                              7,253
  Directors' and Advisory Board compensation                                                      588
  Auditing and legal                                                                              150
  Custodian                                                                                     1,454
  State and local taxes                                                                           632
  Other                                                                                           113
  Total expenses before reimbursement                                                         337,792
   Reimbursement of expenses                                                                       12                  337,780
 Net investment income                                                                                                 991,657

Net realized gain and unrealized
 depreciation on investments
 and non-U.S. currency:
 Net realized gain (loss) on:
  Investments                                                                                 838,303
  Non-U.S. currency transactions                                                               (1,572)                 836,731
 Net unrealized (depreciation) appreciation on:
  Investments                                                                             (10,409,716)
  Non-U.S. currency translations                                                                  251              (10,409,465)
   Net realized gain and
    unrealized depreciation
    on investments and non-U.S. currency                                                                            (9,572,734)
Net decrease in net assets resulting
 from operations                                                                                                   $(8,581,077)




Statement of changes in net assets
(dollars in thousands)

                                                                                                    Year ended December 31
                                                                                                 2002                     2001
Operations:
 Net investment income                                                                       $991,657                 $819,564
 Net realized gain on investments and
  non-U.S. currency transactions                                                              836,731                  972,412
 Net unrealized depreciation
  on investments and non-U.S. currency translations                                       (10,409,465)              (4,453,803)
  Net decrease in net assets
   resulting from operations                                                               (8,581,077)              (2,661,827)

Dividends and distributions paid to
 shareholders:
 Dividends from net investment income                                                      (1,050,322)                (972,633)
 Distributions from net realized gain
  on investments                                                                             (948,702)              (1,116,727)
   Total dividends and distributions paid
    to shareholders                                                                        (1,999,024)              (2,089,360)

Capital share transactions                                                                  4,053,315                4,387,730

Total decrease in net assets                                                               (6,526,786)                (363,457)

Net assets:
 Beginning of year                                                                         56,287,412               56,650,869
 End of year (including undistributed net investment income: $161,948 and
  $224,805,respectively)                                                                  $49,760,626              $56,287,412

See Notes to Financial Statements



Notes to financial statements


1. Organization and significant accounting policies

Organization - The Investment Company of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%                 None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B         None             Declines from 5%              Classes B and 529-B
                                               to zero                       convert to
                                               for redemptions within        classes A and 529-A,
                                               six years of                  respectively, after
                                               purchase                      eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

         Security valuation - Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Directors.

         Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

         Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

         Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

2. Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid.


3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; expenses deferred for tax purposes; and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of December 31, 2002, the cost of investment securities and cash denominated in non-U.S. currencies for federal income tax purposes was $45,929,757,000.

During the year ended December 31, 2002, the fund reclassified $116,042,000 from undistributed net realized gains to additional paid-in capital to align financial reporting with tax reporting.

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                                                               (dollars in thousands)
Undistributed net investment income and currency gains
                                                                                               $164,138
Loss deferrals related to non-U.S. currency that were realized during the period November 1,
2002 through December 31, 2002                                                                     (267)

Gross unrealized appreciation on investment securities
                                                                                               8,027,930
Gross unrealized depreciation on investment securities                                        (4,304,037)

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

Year ended December 31, 2002
                                     Distributions from ordinary income
                                        Net investment
                                            income and    Short-term        Distributions from long-term    Total distributions
Share class                             currency gains capital gains                       capital gains                   paid
Class A                                    $ 1,008,396             -                           $ 887,548            $ 1,895,944
Class B                                         21,641             -                              32,496                 54,137
Class C                                         10,712             -                              17,283                 27,995
Class F                                          6,321             -                               6,593                 12,914
Class 529-A(1)                                   1,613             -                               2,082                  3,695
Class 529-B(1)                                     269             -                                 555                    824
Class 529-C(1)                                     303             -                                 611                    914
Class 529-E(1)                                      47             -                                  74                    121
Class 529-F(1)                                       2             -                                   4                      6
Class R-1(2)                                         5             -                                  15                     20
Class R-2(2)                                       114             -                                 321                    435
Class R-3(2)                                       112             -                                 309                    421
Class R-4(2)                                        46             -                                 112                    158
Class R-5(2)                                       741             -                                 699                  1,440
Total                                      $ 1,050,322             -                           $ 948,702            $ 1,999,024

Year ended December 31, 2001
                                     Distributions from ordinary income
                                        Net investment
                                            income and    Short-term        Distributions from long-term    Total distributions
Share class                             currency gains capital gains                       capital gains                   paid
Class A                                      $ 959,826             -                         $ 1,089,756            $ 2,049,582
Class B                                          9,501             -                              19,552                 29,053
Class C(3)                                       2,076             -                               5,375                  7,451
Class F(3)                                       1,230             -                               2,044                  3,274
Total                                        $ 972,633             -                         $ 1,116,727            $ 2,089,360

(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002.
(2) Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.
(3) Class C and F shares were offered beginning March 15, 2001.


4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.390% on the first $1 billion of month-end net assets and decreasing to 0.222% on such assets in excess of $71 billion. For the year ended December 31, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.242% of average month-end net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                      0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

         All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2002, there were no unreimbursed expenses which remain subject to reimbursement for Class A or for Class 529-A.

         Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B shares. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

         Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and
         B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2, R-3 and R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Administrative services fees are presented gross of any payments made by CRMC.

         Expenses under the agreements described above for the year ended December 31, 2002, were as follows (dollars in thousands):

-----------------------------------------------------------------------
  Share class      Distribution    Transfer agent    Administrative
                     services         services          services
-----------------------------------------------------------------------
    Class A          $116,270         $47,118        Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class B           16,571            1,915        Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class C            8,184         Included in         $1,472
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class F             775          Included in            584
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-A           129          Included in            193
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-B           188          Included in             59
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-C           213          Included in             63
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-E           11           Included in              5
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-F           -*           Included in              -*
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
   Class R-1             3           Included in               3
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
   Class R-2            36           Included in              27
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
   Class R-3            19           Included in              14
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
   Class R-4             4           Included in               4
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
   Class R-5      Not applicable     Included in              28
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
     Total           $142,403         $49,033             $2,452
-----------------------------------------------------------------------
* Amount less than one thousand.

Deferred Directors' and Advisory Board compensation - Since the adoption of the deferred compensation plan in 1993, Directors and Advisory Board members who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' and Advisory Board fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Directors - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.


5. Warrants

As of December 31, 2002, the fund had warrants outstanding which may be exercised at any time for the purchase of 822,026 Class A shares at approximately $5.24 per share. If these warrants had been exercised as of December 31, 2002, the net asset value of Class A shares would have been reduced by $0.01 per share.


6. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Year ended December 31, 2002

Share class                       Sales(1)          Sales(1)                   Reinvestments of dividends and distributions
                                   Amount            Shares                                   Amount             Shares
Class A                       $ 6,693,985           255,431                              $ 1,756,908             69,477
Class B                         1,057,376            40,132                                   52,386              2,107
Class C                           837,810            31,926                                   26,931              1,092
Class F                           381,789            14,772                                   11,110                448
Class 529-A(2)                    168,803             6,496                                    3,695                152
Class 529-B(2)                     44,496             1,722                                      824                 34
Class 529-C(2)                     50,297             1,938                                      913                 38
Class 529-E(2)                      6,158               243                                      121                  5
Class 529-F(2)                        385                16                                        6                 -*
Class R-1(3)                        1,100                46                                       20                  1
Class R-2(3)                       28,401             1,199                                      434                 18
Class R-3(3)                       27,920             1,172                                      419                 17
Class R-4(3)                        9,005               390                                      157                  7
Class R-5(3)                       57,752             2,155                                    1,273                 52
Total net increase
   (decrease) in fund         $ 9,365,277           357,638                              $ 1,855,197             73,448


Year ended December 31, 2001

Share class                       Sales(1)          Sales(1)                   Reinvestments of dividends and distributions
                                   Amount            Shares                                   Amount             Shares
Class A                       $ 6,534,080           221,910                              $ 1,884,217             64,925
Class B                           976,698            33,294                                   28,010                978
Class C(4)                        501,953            17,317                                    7,161                254
Class F(4)                        198,978             6,922                                    2,696                 95
Total net increase
   (decrease) in fund         $ 8,211,709           279,443                              $ 1,922,084             66,252



Year ended December 31, 2002

Share class                   Repurchases(1)        Repurchases(1)          Net increase                  Net increase
                                     Amount                Shares                 Amount                        Shares
Class A                        $ (6,665,696)             (264,017)           $ 1,785,197                        60,891
Class B                            (230,619)               (9,342)               879,143                        32,897
Class C                            (148,918)               (6,075)               715,823                        26,943
Class F                            (103,788)               (4,193)               289,111                        11,027
Class 529-A(2)                       (2,983)                 (122)               169,515                         6,526
Class 529-B(2)                         (737)                  (31)                44,583                         1,725
Class 529-C(2)                       (1,301)                  (54)                49,909                         1,922
Class 529-E(2)                         (112)                   (5)                 6,167                           243
Class 529-F(2)                           (1)                   -*                    390                            16
Class R-1(3)                            (77)                   (3)                 1,043                            44
Class R-2(3)                         (4,693)                 (199)                24,142                         1,018
Class R-3(3)                         (3,568)                 (150)                24,771                         1,039
Class R-4(3)                           (451)                  (20)                 8,711                           377
Class R-5(3)                         (4,215)                 (170)                54,810                         2,037
Total net increase
   (decrease) in fund          $ (7,167,159)             (284,381)           $ 4,053,315                       146,705


Year ended December 31, 2001

Share class                   Repurchases(1)        Repurchases(1)          Net increase                  Net increase
                                     Amount                Shares                 Amount                        Shares
Class A                        $ (5,639,751)             (192,784)           $ 2,778,546                        94,051
Class B                             (76,876)               (2,684)               927,832                        31,588
Class C(4)                          (19,333)                 (683)               489,781                        16,888
Class F(4)                          (10,103)                 (359)               191,571                         6,658
Total net increase
   (decrease) in fund          $ (5,746,063)             (196,510)           $ 4,387,730                       149,185


* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.
(2) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002.
(3) Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.
(4) Class C and F shares were offered beginning March 15, 2001.


7. Restricted securities

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of December 31, 2002, the total value of restricted securities was $536,005,000, which represents 1.08% of the net assets of the fund.


8. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $21,891,306,000 and $12,967,078,000, respectively, during the year ended December 31, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended December 31, 2002, the custodian fee of $1,454,000 includes $111,000 that was offset by this reduction, rather than paid in cash.



Financial Highlights (1)

                                                                            Income (loss) from investment operations(2)
                                                                                                    Net
                                          Net asset                                       (losses)gains
                                             value,                  Net                  on securities                  Total from
                                          beginning           investment                 (both realized                  investment
                                          of period               income                 and unrealized)                 operations
Class A:
 Year ended 12/31/2002                       $28.53                 $.49                         $(4.56)                     $(4.07)
 Year ended 12/31/2001                        31.07                  .44                          (1.87)                      (1.43)
 Year ended 12/31/2000                        32.46                  .56                            .65                        1.21
 Year ended 12/31/1999                        31.07                  .49                           4.45                        4.94
 Year ended 12/31/1998                        28.25                  .48                           5.79                        6.27
Class B:
 Year ended 12/31/2002                        28.47                  .30                          (4.57)                      (4.27)
 Year ended 12/31/2001                        31.01                  .19                          (1.83)                      (1.64)
 Period from 3/15/2000 to 12/31/2000          31.13                  .26                           1.55                        1.81
Class C:
 Year ended 12/31/2002                        28.44                  .30                          (4.58)                      (4.28)
 Period from 3/15/2001 to 12/31/2001          29.05                  .09                           (.14)                       (.05)
Class F:
 Year ended 12/31/2002                        28.52                  .49                          (4.59)                      (4.10)
 Period from 3/15/2001 to 12/31/2001          29.10                  .27                           (.13)                        .14
Class 529-A:
 Period from 2/15/2002 to 12/31/2002          27.88                  .46                          (3.91)                      (3.45)
Class 529-B:
 Period from 2/15/2002 to 12/31/2002          27.88                  .28                          (3.92)                      (3.64)
Class 529-C:
 Period from 2/19/2002 to 12/31/2002          27.47                  .28                          (3.50)                      (3.22)
Class 529-E:
 Period from 3/1/2002 to 12/31/2002           28.27                  .38                          (4.52)                      (4.14)
Class 529-F:
 Period from 9/16/2002 to 12/31/2002          23.98                  .16                           (.19)                       (.03)
Class R-1:
 Period from 6/6/2002 to 12/31/2002           27.27                  .20                          (3.36)                      (3.16)
Class R-2:
 Period from 5/21/2002 to 12/31/2002          28.23                  .23                          (4.34)                      (4.11)
Class R-3:
 Period from 6/4/2002 to 12/31/2002           27.58                  .27                          (3.69)                      (3.42)
Class R-4:
 Period from 5/28/2002 to 12/31/2002          28.22                  .32                          (4.33)                      (4.01)
Class R-5:
 Period from 5/15/2002 to 12/31/2002          28.37                  .39                          (4.50)                      (4.11)





                                                          Dividends and distributions

                                           Dividends
                                           (from net           Distributions                    Total
                                          investment           (from capital            dividends and
                                              income)                  gains)           distributions
Class A:
 Year ended 12/31/2002                         $(.52)                  $(.46)                   $(.98)
 Year ended 12/31/2001                          (.52)                   (.59)                   (1.11)
 Year ended 12/31/2000                          (.52)                  (2.08)                   (2.60)
 Year ended 12/31/1999                          (.51)                  (3.04)                   (3.55)
 Year ended 12/31/1998                          (.51)                  (2.94)                   (3.45)
Class B:
 Year ended 12/31/2002                          (.33)                   (.46)                    (.79)
 Year ended 12/31/2001                          (.31)                   (.59)                    (.90)
 Period from 3/15/2000 to 12/31/2000            (.25)                  (1.68)                   (1.93)
Class C:
 Year ended 12/31/2002                          (.32)                   (.46)                    (.78)
 Period from 3/15/2001 to 12/31/2001            (.21)                   (.35)                    (.56)
Class F:
 Year ended 12/31/2002                          (.50)                   (.46)                    (.96)
 Period from 3/15/2001 to 12/31/2001            (.37)                   (.35)                    (.72)
Class 529-A:
 Period from 2/15/2002 to 12/31/2002            (.49)                   (.46)                    (.95)
Class 529-B:
 Period from 2/15/2002 to 12/31/2002            (.33)                   (.46)                    (.79)
Class 529-C:
 Period from 2/19/2002 to 12/31/2002            (.34)                   (.46)                    (.80)
Class 529-E:
 Period from 3/1/2002 to 12/31/2002             (.33)                   (.35)                    (.68)
Class 529-F:
 Period from 9/16/2002 to 12/31/2002            (.13)                   (.35)                    (.48)
Class R-1:
 Period from 6/6/2002 to 12/31/2002             (.30)                   (.35)                    (.65)
Class R-2:
 Period from 5/21/2002 to 12/31/2002            (.31)                   (.35)                    (.66)
Class R-3:
 Period from 6/4/2002 to 12/31/2002             (.34)                   (.35)                    (.69)
Class R-4:
 Period from 5/28/2002 to 12/31/2002            (.39)                   (.35)                    (.74)
Class R-5:
 Period from 5/15/2002 to 12/31/2002            (.43)                   (.35)                    (.78)

                                                                                               Ratio of                  Ratio of
                                             Net asset                    Net assets,          expenses                net income
                                            value, end          Total   end of period        to average                to average
                                             of period       return(3)   (in millions)       net assets                net assets
Class A:
 Year ended 12/31/2002                          $23.48         (14.47)%       $46,129              .59%                  1.89%
 Year ended 12/31/2001                           28.53          (4.59)         54,315               .57                   1.49
 Year ended 12/31/2000                           31.07           3.84          56,212               .56                   1.74
 Year ended 12/31/1999                           32.46          16.55          56,095               .55                   1.54
 Year ended 12/31/1998                           31.07          22.93          48,498               .55                   1.65
Class B:
 Year ended 12/31/2002                           23.41         (15.18)          1,841              1.39                   1.18
 Year ended 12/31/2001                           28.47          (5.30)          1,302              1.35                    .66
 Period from 3/15/2000 to 12/31/2000             31.01           5.87             439              1.34 (5)               1.06 (5)
Class C:
 Year ended 12/31/2002                           23.38         (15.20)          1,025              1.45                   1.17
 Period from 3/15/2001 to 12/31/2001             28.44           (.19)            480              1.52 (5)                .38 (5)
Class F:
 Year ended 12/31/2002                           23.46         (14.59)            415               .70                   1.92
 Period from 3/15/2001 to 12/31/2001             28.52            .48             190               .72 (5)               1.17 (5)
Class 529-A:
 Period from 2/15/2002 to 12/31/2002             23.48         (12.57)            153               .71 (5)               2.17 (5)
Class 529-B:
 Period from 2/15/2002 to 12/31/2002             23.45         (13.22)             41              1.58 (5)               1.30 (5)
Class 529-C:
 Period from 2/19/2002 to 12/31/2002             23.45         (11.91)             45              1.57 (5)               1.32 (5)
Class 529-E:
 Period from 3/1/2002 to 12/31/2002              23.45         (14.72)              6              1.03 (5)               1.90 (5)
Class 529-F:
 Period from 9/16/2002 to 12/31/2002             23.47           (.14)           - (4)              .23                    .68
Class R-1:
 Period from 6/6/2002 to 12/31/2002              23.46         (11.68)              1              1.47 (5),(6)           1.49 (5)
Class R-2:
 Period from 5/21/2002 to 12/31/2002             23.46         (14.64)             24              1.43 (5),(6)           1.61 (5)
Class R-3:
 Period from 6/4/2002 to 12/31/2002              23.47         (12.49)             24              1.05 (5),(6)           2.00 (5)
Class R-4:
 Period from 5/28/2002 to 12/31/2002             23.47         (14.31)              9               .69 (5),(6)           2.25 (5)
Class R-5:
 Period from 5/15/2002 to 12/31/2002             23.48         (14.59)             48               .37 (5)               2.56 (5)

                                                                                     Year ended December 31
                                                                    2002       2001           2000            1999            1998

Portfolio turnover rate for all classes of shares                    27%        22%            25%             28%             24%

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Years ended 1999 and 1998 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) Amount less than 1 million.
(5) Annualized.
(6) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agent services. Had CRMC not paid such fees, expense ratios would have been 2.43%, 1.57%, 1.11% and .73% for classes R-1, R-2, R-3 and R-4, respectively. Such expense ratios are the result of higher expenses during the start-up period and are not indicative of expense ratios expected in the future.



Report of independent accountants

To the Board of Directors and Shareholders of The Investment Company of America:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Investment Company of America (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
January 31, 2003




Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended December 31, 2002, the fund paid a long-term capital gain distribution of $948,702,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 83% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 4% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WAS MAILED IN JANUARY 2003 TO DETERMINE THE AMOUNTS TO BE INCLUDED ON THEIR 2002 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.





                       THE INVESTMENT COMPANY OF AMERICA

                                     Part B
                                Retirement Plan
                      Statement of Additional Information

                                  March 1, 2003
                            (as amended May 1, 2003)

This document is not a prospectus but should be read in conjunction with the current Retirement Plan Prospectus of The Investment Company of America (the "fund" or "ICA") dated March 1, 2003. The prospectus may be obtained from your investment dealer or financial adviser or by writing to the fund at the following address:

                       The Investment Company of America
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                 (213) 486-9200

                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        5
Management of the Fund. . . . . . . . . . . . . . . . . . . . . . .        7
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       23
Purchase, Exchange and Sale of Shares . . . . . . . . . . . . . . .       28
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       30
Class A Sales Charge Reductions . . . . . . . . . . . . . . . . . .       32
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       34
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       34
Shareholder Account Services and Privileges . . . . . . . . . . . .       36
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       37
General Information . . . . . . . . . . . . . . . . . . . . . . . .       38
Class A Share Investment Results and Related Statistics . . . . . .       39
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       41
Financial Statements



                   The Investment Company of America - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


GENERAL GUIDELINE

..    The fund may only invest in securities included on its eligible list (does not apply to securities issued or guaranteed by the U.S. government).

DEBT SECURITIES

..    The fund's investments in straight debt securities (i.e., not convertible into equity) will generally consist of investment grade securities. The fund may, however, invest up to 5% of its assets in straight debt securities rated Ba or below by Moody's Investors Service, Inc. and BB or below by Standard & Poor's Corporation or unrated but determined to be of equivalent quality.

NON-U.S. SECURITIES

..    The fund may invest up to 15% of its securities in issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index.

                      *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objectives, Strategies and Risks."


EQUITY SECURITIES - Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions.


DEBT SECURITIES - Debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, prices of debt securities decline when interest rates rise and increase when interest rates fall.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stock automatically convert into common stock. The prices and yields of non-convertible preferred

                   The Investment Company of America - Page 2 stock generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Convertible bonds, convertible preferred stock, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities, prior to conversion, pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


U.S. TREASURY SECURITIES - U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


U.S. AGENCY SECURITIES - U.S. agency securities include those securities issued by certain U.S. government instrumentalities and certain federal agencies. These securities are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve some form of federal sponsorship: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), Tennessee Valley Authority, and Federal Farm Credit Bank System.


INVESTING IN VARIOUS COUNTRIES - Investing outside the U.S. may involve special risks, caused by, among other things: currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of the Investment Adviser, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.


Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

                   The Investment Company of America - Page 3

CURRENCY TRANSACTIONS - The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect the character and timing of income, gain or loss recognized by the fund for U.S. federal income tax purposes.


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's Board of Directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


CASH AND CASH EQUIVALENTS - These include: (i) commercial paper (e.g., short-term notes up to 9 months in maturity issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)),
(ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio was replaced once per year. The fund's portfolio turnover rate for the fiscal year ended 2002 was 27%. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal periods.


                   The Investment Company of America - Page 4

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


These restrictions (which do not apply to the purchase of securities issued or guaranteed by the U.S. government) provide that the fund shall make no investment:


Which involves promotion or business management by the fund;


In any security about which reliable information is not available with respect to the history, management, assets, earnings, and income of the issuer;


If the investment would cause more than 5% of the value of the total assets of the fund, as they exist at the time of investment, to be invested in the securities of any one issuer;


If the investment would cause more than 20% of the value of the total assets of the fund to be invested in the securities in any one industry;


If the investment would cause the fund to own more than 10% of the outstanding voting securities of any one issuer, provided that this restriction shall apply as to 75% of the fund's total assets; or


In any security which has not been placed on the fund's Eligible List. (See the prospectus).


The fund is not permitted to buy securities on margin, sell securities short, borrow money, or to invest in real estate. (Although it has not been the practice of the fund to make such investments (and it has no current intention of doing so at least for the next 12 months), the fund may invest in the securities of real estate investment trusts.)


The fund has also adopted other fundamental policies which cannot be changed without shareholder approval. These policies require the fund not to:


Concentrate its investment in any particular industry or group of industries. Some degree of concentration may occur from time to time (within the 20% limitation of the Certificate of Incorporation) as certain industries appear to present desirable fields for investment.


Engage generally in the making of loans. Although the fund has reserved the right to make loans to unaffiliated persons subject to certain restrictions, including requirements concerning collateral and amount of any loan, no loans have been made since adoption of this fundamental policy more than 50 years ago.

                   The Investment Company of America - Page 5

Act as underwriter of securities issued by others, engage in distribution of securities for others, engage in the purchase and sale of commodities or commodity contracts, borrow money, invest in real estate, or make investments in other companies for the purpose of exercising control or management.


Pledge, encumber or assign all or any part of its property and assets as security for a debt.


Invest in the securities of other investment companies.


Notwithstanding the restriction on investing in the securities of other investment companies, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.


NON-FUNDAMENTAL POLICIES - The following non-fundamental policies may be changed without shareholder approval:


Purchase and sell securities for short-term profits; however, securities will be sold without regard to the time that they have been held whenever investment judgment makes such action seem advisable.


Purchase or retain the securities of any issuer if those officers and directors of the fund or the Investment Adviser who own beneficially more than one half of 1% of such issuer together own more than 5% of the securities of such issuer.


Invest in securities of companies which, with their predecessors, have a record of less than three years' continuous operations.


Invest in puts, calls, straddles, spreads or any combination thereof.


Purchase partnership interests in oil, gas or mineral exploration, drilling or mining ventures.


Invest in excess of 10% of the market value of its total assets in securities which may require registration under the Securities Act of 1933 prior to sale by the fund (restricted securities), or other securities that are not readily marketable.

                   The Investment Company of America - Page 6

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

                                     YEAR FIRST                                     NUMBER OF BOARDS
                        POSITION      ELECTED                                        WITHIN THE FUND
                        WITH THE     A DIRECTOR    PRINCIPAL OCCUPATION(S) DURING  COMPLEX/2/ ON WHICH  OTHER DIRECTORSHIPS/3/ HELD
    NAME AND AGE          FUND     OF THE FUND/1/           PAST 5 YEARS             DIRECTOR SERVES            BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 Louise H. Bryson       Director        1999        Executive Vice President,               1            None
 Age: 58                                            Distribution and Business
                                                    Development, Lifetime
                                                    Television; Director and
                                                    former Chairman of the
                                                    Board, KCET - Los Angeles
                                                    (public television station);
                                                    former Senior Vice
                                                    President, fx Networks, Inc:
                                                    Fox Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Mary Anne Dolan        Director        2000        Founder and President,                  3            None
 Age: 55                                            M.A.D., Inc. (communications
                                                    company); Former
                                                    Editor-in-Chief, Los Angeles
                                                                     -----------
                                                    Herald Examiner
                                                    ---------------
-----------------------------------------------------------------------------------------------------------------------------------
 Martin Fenton          Director        2000        Managing Director, Senior              17            None
 Age: 67                                            Resource Group LLC
                                                    (development and management
                                                    of senior living
                                                    communities)
-----------------------------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller      Director        2002        President, Fuller Consulting           14            None
 Age: 56                                            (financial management
                                                    consulting firm)
-----------------------------------------------------------------------------------------------------------------------------------
 Claudio X. Gonzalez    Director        2001        Chairman and Chief Executive            1            America Movil, SA; Grupo
 Laporte                                            Officer, Kimberly Clark de                           Carso; Grupo Alfa;
 Age: 68                                            Mexico, SA                                           Kimberly Clark Corp.;
                                                                                                          Kellogg Company; General
                                                                                                         Electric Company; The Home
                                                                                                         Depot; The Mexico Fund
-----------------------------------------------------------------------------------------------------------------------------------
 John G. McDonald       Director        1976        The IBJ Professor of                    8            Plum Creek Timber Co.;
 Age: 65                                            Finance, Graduate School of                          Scholastic Corporation;
                                                    Business, Stanford                                   iStar Financial, Inc.;
                                                    University                                           Varian, Inc.; Capstone
                                                                                                         Turbine Corp.
-----------------------------------------------------------------------------------------------------------------------------------
 Bailey Morris-Eck       Director       1993        Senior Associate, Reuters               3            None
 Age: 58                                            Foundation; Senior Fellow,
                                                    Institute for International
                                                    Economics; Consultant, The
                                                                           ---
                                                    Independent of London
                                                    ---------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Richard G. Newman      Director        1996        Chairman and CEO, AECOM                13            Sempra Energy;
 Age: 68                                            Technology Corporation                               Southwest Water Company
                                                    (engineering, consulting and
                                                    professional services)
-----------------------------------------------------------------------------------------------------------------------------------
 Olin C. Robison        Director        1987        President of the Salzburg               3            None
 Age: 66                                            Seminar; President Emeritus,
                                                    Middlebury College
-----------------------------------------------------------------------------------------------------------------------------------
 William J. Spencer     Director        1997        Chairman and Chief Executive            1            None
 Age: 72                                            Officer, SEMATECH (research
                                                    and development consortium);
                                                    Trustee, William Jewell
                                                    College; Associated
                                                    Universities, Inc.
-----------------------------------------------------------------------------------------------------------------------------------



                   The Investment Company of America - Page 7

 [This page is intentionally left blank for this filing.]

                   The Investment Company of America - Page 8

                                                     PRINCIPAL OCCUPATION(S) DURING
                                       YEAR FIRST           PAST 5 YEARS AND
                                        ELECTED              POSITIONS HELD            NUMBER OF BOARDS
                        POSITION       A DIRECTOR       WITH AFFILIATED ENTITIES        WITHIN THE FUND     OTHER DIRECTORSHIPS/3/
                        WITH THE     AND/OR OFFICER   OR THE PRINCIPAL UNDERWRITER    COMPLEX/2/ ON WHICH            HELD
    NAME AND AGE          FUND       OF THE FUND/1/            OF THE FUND              DIRECTOR SERVES          BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4//,//5/
-----------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr.    Director           2002        Executive Vice President and            17            None
 Age: 54                                              Director, Capital Research
                                                      and Management Company;
                                                      Director, American Funds
                                                      Distributors, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 James B. Lovelace     Senior Vice        1994        Senior Vice President and                2            None
 Age: 46               President                      Director, Capital Research
                       and                            and Management Company
                       Director
-----------------------------------------------------------------------------------------------------------------------------------
 Donald D. O'Neal      Senior Vice        1994        Senior Vice President,                   2            None
 Age: 42               President                      Capital Research and
                       and                            Management Company
                       Director
-----------------------------------------------------------------------------------------------------------------------------------
 James F.              President          2000        President and Director,                  3            None
 Rothenberg            and                            Capital Research and
 Age: 56               Director                       Management Company; Director,
                                                      American Funds Distributors,
                                                      Inc.*; Director, American
                                                      Funds Service Company*;
                                                      Director, The Capital Group
                                                      Companies, Inc.*; Director,
                                                      Capital Group Research,
                                                      Inc.*; Director, Capital
                                                      Management Services, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 R. Michael            Chairman of        1994        Chairman of the Board and                2            None
 Shanahan              the Board                      Principal Executive Officer,
 Age: 64               and Chief                      Capital Research and
                       Executive                      Management Company; Director,
                       Officer                        American Funds Distributors,
                                                      Inc.*; Director, The Capital
                                                      Group Companies, Inc.*;
                                                      Chairman of the Board,
                                                      Capital Management Services,
                                                      Inc.*; Director, Capital
                                                      Strategy Research, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------




                   The Investment Company of America - Page 9

                                                                                    PRINCIPAL OCCUPATION(S) DURING
                               POSITION         YEAR FIRST ELECTED                  PAST 5 YEARS AND POSITIONS HELD
                               WITH THE             AN OFFICER                         WITH AFFILIATED ENTITIES
     NAME AND AGE                FUND             OF THE FUND/1/               OR THE PRINCIPAL UNDERWRITER OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Gregg E. Ireland       Senior Vice President          1994         Senior Vice President, Capital Research and Management Company
 Age: 53
-----------------------------------------------------------------------------------------------------------------------------------
 Joyce E. Gordon            Vice President             1998         Senior Vice President, Capital Research Company*
 Age: 46
-----------------------------------------------------------------------------------------------------------------------------------
 Anne M. Llewellyn          Vice President             1984         Associate, Capital Research and Management Company
 Age: 55
-----------------------------------------------------------------------------------------------------------------------------------
 Vincent P. Corti             Secretary                1994         Vice President - Fund Business Management Group, Capital
 Age: 46                                                            Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Thomas M. Rowland            Treasurer                1998         Senior Vice President, Capital Research and Management Company;
 Age: 61                                                            Director, American Funds Service Company*
-----------------------------------------------------------------------------------------------------------------------------------
 R. Marcia Gould         Assistant Treasurer           1993         Vice President - Fund Business Management Group, Capital
 Age: 48                                                            Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Anthony W. Hynes,       Assistant Treasurer           1998         Vice President - Fund Business Management Group, Capital
 Jr.                                                                Research and Management Company
 Age: 40
-----------------------------------------------------------------------------------------------------------------------------------




                   The Investment Company of America - Page 10

* Company affiliated with Capital Research and Management Company. 1 Directors and officers of the fund are elected annually.

2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 This includes all directorships (other than those in the American Funds Group) that are held by each director as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities (including the fund's principal underwriter).
5 All of the officers listed, with the exception of Anne M. Llewellyn and Thomas
  M. Rowland, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET
- 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.

                   The Investment Company of America - Page 11

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2002


                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                         OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                            DOLLAR RANGE/1/ OF FUND       FAMILY OVERSEEN
           NAME                  SHARES OWNED               BY DIRECTOR
-------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 Louise H. Bryson              $10,001 - $50,000         $10,001 - $50,000
-------------------------------------------------------------------------------
 Mary Anne Dolan              $50,001 - $100,000           Over $100,000
-------------------------------------------------------------------------------
 Martin Fenton                $50,001 - $100,000           Over $100,000
-------------------------------------------------------------------------------
 Leonard R. Fuller             $10,001 - $50,000         $50,001 - $100,000
-------------------------------------------------------------------------------
 Claudio X. Gonzalez          $50,001 - $100,000         $50,001 - $100,000
 Laporte
-------------------------------------------------------------------------------
 John G. McDonald                Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 Bailey Morris-Eck            $50,001 - $100,000         $50,001 - $100,000
-------------------------------------------------------------------------------
 Richard G. Newman               Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 Olin C. Robison              $50,001 - $100,000           Over $100,000
-------------------------------------------------------------------------------
 William J. Spencer              Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
-------------------------------------------------------------------------------
 Paul G. Haaga, Jr.              Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 James B. Lovelace             $10,001 - $50,000           Over $100,000
-------------------------------------------------------------------------------
 Donald D. O'Neal                Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 James F. Rothenberg             Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 R. Michael Shanahan             Over $100,000             Over $100,000
-------------------------------------------------------------------------------


1 Ownership disclosure is made using the following ranges:  None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for "interested" Directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities (including the fund's principal underwriter).

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED DECEMBER 31, 2002

No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Investment Adviser or its affiliates. The fund pays annual fees of $50,000 to Directors who are not affiliated with the Investment Adviser, $2,000 for each Board of Directors meeting attended, and $1,000 for each meeting attended as a member of a committee of the Board of Directors.

                   The Investment Company of America - Page 12

No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser.




                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 Louise H. Bryson               $64,000/3/                        $ 64,000/3/
------------------------------------------------------------------------------------------
 Mary Anne Dolan                 63,000                            105,000
------------------------------------------------------------------------------------------
 Martin Fenton                   62,190                            210,230
------------------------------------------------------------------------------------------
 Leonard R. Fuller               29,050                            130,050
------------------------------------------------------------------------------------------
 Claudio X. Gonzalez             61,000/3/                          68,500/3/
 Laporte
------------------------------------------------------------------------------------------
 John G. McDonald                79,380/3/                         269,830/3/
------------------------------------------------------------------------------------------
 Bailey Morris-Eck               61,000                            105,000
------------------------------------------------------------------------------------------
 Richard G. Newman               76,230                            136,730
------------------------------------------------------------------------------------------
 Olin C. Robison                 66,000/3/                         109,500/3/
------------------------------------------------------------------------------------------
 William J. Spencer              79,000/3/                          79,000/3/
------------------------------------------------------------------------------------------



1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors.

2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2002 fiscal year for participating Directors is as follows: Louise H. Bryson ($159,801), Claudio X. Gonzalez Laporte ($68,446), John G. McDonald ($785,161), Olin C. Robison ($153,280) and William J. Spencer ($390,134).
  Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

As of February 1, 2003, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


FUND ORGANIZATION AND THE BOARD OF DIRECTORS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation on August 28, 1933. All fund operations are supervised by the fund's Board of Directors, which meets periodically and performs duties required by applicable state and federal laws.

                   The Investment Company of America - Page 13

Delaware law provides that the business and affairs of the fund are managed by or under the direction of the Board of Directors. Directors are charged with fiduciary duties of care and loyalty to the fund and its shareholders. Generally, a Director will satisfy his or her duties if he or she acts with the care of an ordinarily prudent person under similar circumstances and refrains from self-dealing.


Members of the Board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has several different classes of shares, including Class A, B, C, F, 529-A, 529-B, 529-C, 529-E, 529-F, R-1, R-2, R-3, R-4 and R-5 shares. Class R shares are generally only available to employer-sponsored retirement plans. The B, C, F and 529 share classes are described in more detail in the fund's retail Statement of Additional Information. The shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.


The fund holds annual meetings of shareholders for the purpose of electing directors. Significant matters which require shareholder approval, such as a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the Board could be removed by a majority vote.



COMMITTEES OF THE BOARD OF DIRECTORS

The fund has an Audit Committee comprised of Louise H. Bryson, Mary Anne Dolan, Martin Fenton, Leonard R. Fuller, Claudio X. Gonzalez Laporte, John G. McDonald, Bailey Morris-Eck, Richard G. Newman, Olin C. Robison and William J. Spencer, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee oversees the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent accountants and the full Board of Directors. Three Audit Committee meetings were held during the 2002 fiscal year.


The fund has a Contracts Committee comprised of Louise H. Bryson, Mary Anne Dolan, Martin Fenton, Leonard R. Fuller, Claudio X. Gonzalez Laporte, John G. McDonald, Bailey Morris-Eck, Richard G. Newman, Olin C. Robison and William J. Spencer, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its Investment Adviser or the Investment Adviser's affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution under rule 12b-1, that the fund may

                   The Investment Company of America - Page 14 enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. One Contracts Committee meeting was held during the 2002 fiscal year.


The fund has a Nominating Committee comprised of Louise H. Bryson, John G. McDonald and Olin C. Robison, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent director and Advisory Board member candidates to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the fund, c/o the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. Four Nominating Committee meetings were held during the 2002 fiscal year.


The fund has a Proxy Committee comprised of John G. McDonald, Richard G. Newman and William J. Spencer, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. Donald D. O'Neal is also a member of the Committee and is an "interested person" of the fund due to his affiliation with the Investment Adviser. The Committee's functions include establishing and reviewing procedures and policies for voting of proxies of companies held in the fund's portfolio, making determinations with regard to certain contested proxy voting issues, and discussing related current issues. Five Proxy Committee meetings were held during the 2002 fiscal year.

                   The Investment Company of America - Page 15

                             ADVISORY BOARD MEMBERS

The Board of Directors has established an Advisory Board whose members are, in the judgment of the Directors, highly knowledgeable about world political and economic matters. In addition to holding meetings with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, consult from time to time with the Investment Adviser, primarily with respect to world trade and business conditions. Members of the Advisory Board, however, possess no authority or responsibility with respect to the fund's investments or management. The chart below sets out additional information about the Advisory Board Members.



                           YEAR FIRST                                            NUMBER OF BOARDS
                           ELECTED AN                                             WITHIN THE FUND
                     ADVISORY BOARD MEMBER    PRINCIPAL OCCUPATION(S) DURING    COMPLEX/1/ ON WHICH
   NAME AND AGE           OF THE FUND                  PAST 5 YEARS                MEMBER SERVES      OTHER DIRECTORSHIPS/2/ HELD
-----------------------------------------------------------------------------------------------------------------------------------
 Thomas M. Crosby,            1995            Partner, Faegre & Benson (law              1            None
 Jr.                                          firm)
 Age: 64
-----------------------------------------------------------------------------------------------------------------------------------
 Ellen H. Goldberg            1998            President, Santa Fe Institute;             1            None
 Age: 57                                      Research Professor, University
                                              of New Mexico
-----------------------------------------------------------------------------------------------------------------------------------
 William H. Kling             1985            President, American Public                 6            Irwin Financial Corporation;
 Age: 60                                      Media Group                                             St. Paul Companies
-----------------------------------------------------------------------------------------------------------------------------------
 Robert J. O'Neill            1988            Chairman of the Council,                   3            None
 Age: 66                                      Australian Strategic Policy
                                              Institute; former Chairman of
                                              the Council, the International
                                              Institute for Strategic
                                              Studies; former Chichele
                                              Professor of the History of War
                                              and former Fellow, All Souls
                                              College, University of Oxford
-----------------------------------------------------------------------------------------------------------------------------------
 Norman R. Weldon             1977            Managing Director, Partisan                3            Novoste Corporation
 Age: 68                                      Management Group, Inc.; former
                                              Chairman of the Board, Novoste
                                              Corporation; former President
                                              and Director, Corvita
                                              Corporation
-----------------------------------------------------------------------------------------------------------------------------------



                   The Investment Company of America - Page 16

1 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
2 This includes all directorships (other than those in the American Funds Group) that are held by each Advisory Board member as a director of a public company or a registered investment company.

THE ADDRESS FOR ALL ADVISORY BOARD MEMBERS OF THE FUND IS 333 SOUTH HOPE STREET
- 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.

                   The Investment Company of America - Page 17

ADVISORY BOARD MEMBER COMPENSATION PAID DURING THE FISCAL YEAR ENDED DECEMBER 31, 2002

The fund pays fees of $5,500 per annum to Advisory Board members who are not affiliated with the Investment Adviser, plus $1,500 for each meeting attended in conjunction with meetings with the Board of Directors.




                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 Thomas M. Crosby,              $10,000                           $10,000
 Jr.
------------------------------------------------------------------------------------------
 Ellen H. Goldberg               10,000                            10,000
------------------------------------------------------------------------------------------
 William H. Kling                10,000/3/                         28,580/3/
------------------------------------------------------------------------------------------
 Robert J. O'Neill                8,500                            55,500
------------------------------------------------------------------------------------------
 Norman R. Weldon                 8,500                            53,250
------------------------------------------------------------------------------------------



1 Amounts may be deferred by eligible Advisory Board members under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Advisory Board member.

2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended December 31, 2002 for participating Advisory Board members is as follows: William H. Kling ($64,952). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Advisory Board member.

INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $350 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include individuals, privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

                   The Investment Company of America - Page 18

INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until April 30, 2004, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


In determining whether to renew the Agreement each year, the Contracts Committee of the Board of Directors evaluates information provided by the Investment Adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Directors. At its most recent meeting, the Committee reviewed and considered a number of factors in recommending renewal of the existing Agreement, including the quality of services provided to the fund (primarily measured by investment results), fees and expenses borne by the fund, financial results of the Investment Adviser (including comparisons to a group of publicly held mutual fund managers) and comparative data for other mutual funds and selected indexes.


Members of the Committee discussed the quality of services provided to the fund and noted that while absolute results have been negative during the more recent period, its results versus its peers were favorable during comparative periods as well as for longer periods of time. The Committee recognized that the fund's research-based long-term approach helped it to resist the overall stock market weakness during the year. The Committee considered the quality and depth of the Investment Adviser's organization in general and of the investment professionals currently providing services to the fund.


The Committee observed that the fund's expenses for the most recent fiscal year and earlier periods compared favorably to its peer group. The Committee also considered steps taken in recent years by the Investment Adviser to help control transfer agent expenses borne by the fund.


Based on their review, the Committee and the Board concluded that the advisory fees and other expenses of the fund are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received reasonable value in return for paying such fees and expenses.


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its

                   The Investment Company of America - Page 19 shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to Directors and members of the advisory board unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


As compensation for its services, the Investment Adviser receives a monthly fee which is based on prior month-end net assets, calculated at the annual rate of 0.39% on the first $1 billion of net assets, plus 0.336% on net assets over $1 billion to $2 billion, plus 0.30% on net assets over $2 billion to $3 billion, plus 0.276% on net assets over $3 billion to $5 billion, plus 0.258% on net assets over $5 billion to $8 billion, plus 0.246% on net assets over $8 billion to $13 billion, plus 0.24% on net assets over $13 billion to $21 billion, plus 0.234% on net assets over $21 billion to $34 billion, plus 0.231% on net assets over $34 billion to $44 billion, plus 0.228% on net assets over $44 billion to $55 billion, plus 0.225% on net assets over $55 billion to $71 billion, plus 0.222% on net assets in excess of $71 billion.



The Agreement provides for a management fee reduction to the extent that the annual ordinary operating expenses of the fund's Class A shares exceed the lesser of (i) 1 1/2% of the average value of the fund's net assets for the fiscal year up to $30 million, plus 1% of the average value of the fund's net assets for the fiscal year in excess of $30 million, or (ii) 25% of the gross investment income of the fund. Expenses which are not subject to these limitations are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies are accounted for as capital items and not as expenses. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding this limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.



For the fiscal years ended 2002, 2001 and 2000, the Investment Adviser received from the fund advisory fees of $129,674,000, $134,899,000 and $135,760,000, respectively.


ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the Investment Adviser relating to the fund's R share classes will continue in effect until April 30, 2004, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The Investment Adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


Under the Administrative Agreement, the Investment Adviser provides certain transfer agent and administrative services for shareholders of the fund's R share classes. The Investment Adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the Investment Adviser monitors, coordinates and oversees the

                   The Investment Company of America - Page 20 activities performed by third parties providing such services. During the start-up period for Class R-1, Class R-2, Class R-3 and Class R-4 shares, the Investment Adviser agreed to pay a portion of these fees. For the year ended December 31, 2002, the total fees paid by the Investment Adviser were $12,000.


As compensation for its services, the Investment Adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The Investment Adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets for each R share class except Class R-5 shares. For Class R-5 shares, the administrative fee is paid monthly, accrued daily and calculated at the annual rate of 0.10% of the average daily net assets of Class R-5 shares.


During the fiscal period ended 2002, administrative services fees, gross of any payments made by the Investment Adviser, were:


                                                        ADMINISTRATIVE SERVICES FEE
-----------------------------------------------------------------------------------------
                   CLASS R-1                                      $ 1,000
-----------------------------------------------------------------------------------------
                   CLASS R-2                                       21,000
-----------------------------------------------------------------------------------------
                   CLASS R-3                                       11,000
-----------------------------------------------------------------------------------------
                   CLASS R-4                                        3,000
-----------------------------------------------------------------------------------------
                   CLASS R-5                                       28,000
-----------------------------------------------------------------------------------------



PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell the shares.

                   The Investment Company of America - Page 21

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                COMMISSIONS,        ALLOWANCE OR
                                                                   REVENUE          COMPENSATION
                                              FISCAL YEAR     OR FEES RETAINED       TO DEALERS
----------------------------------------------------------------------------------------------------
                 CLASS A                         2002            $26,701,000        $131,273,000
                                                 2001             25,295,000         123,707,000
                                                 2000             19,507,000          94,128,000
----------------------------------------------------------------------------------------------------


The fund has adopted Plans of Distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include: shareholder services; savings to the fund in transfer agency costs; savings to the fund in advisory fees and other expenses; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund are committed to the discretion of the Directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (i) for Class A shares, up to 0.25% of the average daily net assets attributable to Class A shares; (ii) for Class R-1 shares, 1.00% of the average daily net assets attributable to Class R-1 shares; (iii) for Class R-2 shares, up to 1.00% of the average daily net assets attributable to Class R-2 shares; (iv) for Class R-3 shares, up to 0.75% of the average daily net assets attributable to Class R-3 shares; and (v) for Class R-4 shares, up to 0.50% of its average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 share assets.


For Class A shares: (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) up to the amount allowable under the fund's Class A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares, in excess of the Class A Plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable

                   The Investment Company of America - Page 22 for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable.


For Class R-1 shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class R-2 shares: currently (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-3 shares: currently (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.



For Class R-4 shares, currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers.


During the 2002 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:


                               12B-1 EXPENSES            12B-1 LIABILITY
                                  ACCRUED                  OUTSTANDING
------------------------------------------------------------------------------
        CLASS A                 $116,270,000                $8,339,000
------------------------------------------------------------------------------
       CLASS R-1                       3,000                     1,000
------------------------------------------------------------------------------
       CLASS R-2                      36,000                    14,000
------------------------------------------------------------------------------
       CLASS R-3                      19,000                     9,000
------------------------------------------------------------------------------
       CLASS R-4                       4,000                     2,000
------------------------------------------------------------------------------



OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently, these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments are based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net

                   The Investment Company of America - Page 23 realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is the interest of shareholders to distribute a lesser amount.


The following information may not apply to you if you hold fund shares in a non-taxable account, such as a qualified retirement plan. Please see your tax adviser for more information.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class. Dividends and capital gains distributed by the fund to a retirement plan currently are not taxable.


     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

                   The Investment Company of America - Page 24

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company

                   The Investment Company of America - Page 25 taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.


     Dividend and interest income received by the fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION - In January of each year, individual shareholders of the fund will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund. Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be

                   The Investment Company of America - Page 26 treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

                   The Investment Company of America - Page 27

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                     PURCHASE, EXCHANGE AND SALE OF SHARES

PURCHASES - Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct recordkeeping programs.


Class R shares are generally only available to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares are also generally only available to retirement plans where plan level or omnibus accounts (i.e., no participant accounts) are held on the books of a fund. In addition, Class R-5 shares are generally only available to retirement plans with at least $1 million or more in plan assets. Class R shares are generally not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and CollegeAmerica accounts.


Eligible retirement plans may generally open an account and purchase Class A and R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in the fund's prospectus and statement of additional information) authorized to sell the fund's shares. Additional shares may be purchased through a plan's administrator or recordkeeper.


THE FUND AND THE PRINCIPAL UNDERWRITER RESERVE THE RIGHT TO REJECT ANY PURCHASE
 ORDER.

EXCHANGES - Shares of the fund generally may be exchanged into shares of the same class of other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of Class A shares from the money market funds purchased without a sales charge generally will be subject to the appropriate sales charge, unless the money market fund shares were acquired by an exchange from a fund having a sales charge.


Shares may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, Internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. EXCHANGE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


SALES - Shares of the fund may be sold by contacting your plan administrator or recordkeeper. Shares are sold at the net asset value next determined after the request is received in good order by the Transfer Agent, dealer or any of their designees.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

                   The Investment Company of America - Page 28

If you notify the Transfer Agent, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in any of the American Funds within 90 days after the date of the redemption or distribution. Proceeds will be reinvested in the same share class from which the original redemption or distribution was made. Redemption proceeds of Class A shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after the request is received and accepted by the Transfer Agent.


FUND NUMBERS - Here are the fund numbers for use when making share transactions:

                                                                                              FUND NUMBERS
                                                                                ------------------------------------------
                                                                                CLASS  CLASS  CLASS  CLASS  CLASS   CLASS
FUND                                                                              A     R-1    R-2    R-3    R-4     R-5
--------------------------------------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    002   2102   2202   2302   2402    2502
American Balanced Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . .    011   2111   2211   2311   2411    2511
American Mutual Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    003   2103   2203   2303   2403    2503
Capital Income Builder/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . .    012   2112   2212   2312   2412    2512
Capital World Growth and Income Fund/SM/  . . . . . . . . . . . . . . . . . .    033   2133   2233   2333   2433    2533
EuroPacific Growth Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . .    016   2116   2216   2316   2416    2516
Fundamental Investors/SM/ . . . . . . . . . . . . . . . . . . . . . . . . . .    010   2110   2210   2310   2410    2510
The Growth Fund of America/(R)/ . . . . . . . . . . . . . . . . . . . . . . .    005   2105   2205   2305   2405    2505
The Income Fund of America/(R)/ . . . . . . . . . . . . . . . . . . . . . . .    006   2106   2206   2306   2406    2506
The Investment Company of America/(R)/  . . . . . . . . . . . . . . . . . . .    004   2104   2204   2304   2404    2504
The New Economy Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    014   2114   2214   2314   2414    2514
New Perspective Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    007   2107   2207   2307   2407    2507
New World Fund/SM/  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    036   2136   2236   2336   2436    2536
SMALLCAP World Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . . . .    035   2135   2235   2335   2435    2535
Washington Mutual Investors Fund/SM/  . . . . . . . . . . . . . . . . . . . .    001   2101   2201   2301   2401    2501
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/ . . . . . . . . . . . . . . . .    040    N/A    N/A    N/A    N/A    2540
American High-Income Trust/SM/  . . . . . . . . . . . . . . . . . . . . . . .    021   2121   2221   2321   2421    2521
The Bond Fund of America/SM/  . . . . . . . . . . . . . . . . . . . . . . . .    008   2108   2208   2308   2408    2508
Capital World Bond Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . .    031   2131   2231   2331   2431    2531
Intermediate Bond Fund of America/SM/ . . . . . . . . . . . . . . . . . . . .    023   2123   2223   2323   2423    2523
Limited Term Tax-Exempt Bond Fund of America/SM/  . . . . . . . . . . . . . .    043    N/A    N/A    N/A    N/A    2543
The Tax-Exempt Bond Fund of America/(R)/  . . . . . . . . . . . . . . . . . .    019    N/A    N/A    N/A    N/A    2519
The Tax-Exempt Fund of California/(R)/* . . . . . . . . . . . . . . . . . . .    020    N/A    N/A    N/A    N/A    2520
The Tax-Exempt Fund of Maryland/(R)/* . . . . . . . . . . . . . . . . . . . .    024    N/A    N/A    N/A    N/A    2524
The Tax-Exempt Fund of Virginia/(R)/* . . . . . . . . . . . . . . . . . . . .    025    N/A    N/A    N/A    N/A    2525
U.S. Government Securities Fund/SM/ . . . . . . . . . . . . . . . . . . . . .    022   2122   2222   2322   2422    2522
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . . . . . . . . . . . . . . . . . .    009   2109   2209   2309   2409    2509
The Tax-Exempt Money Fund of America/SM/  . . . . . . . . . . . . . . . . . .    039    N/A    N/A    N/A    N/A    2539
The U.S. Treasury Money Fund of America/SM/ . . . . . . . . . . . . . . . . .    049   2149   2249   2349   2449    2549
___________
*Available only in certain states.


                   The Investment Company of America - Page 29

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" above for a listing of the funds.)




                                                                     DEALER
                                             SALES CHARGE AS       COMMISSION
                                            PERCENTAGE OF THE:    AS PERCENTAGE
                                            ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                      NET AMOUNT  OFFERING     OFFERING
                                           -INVESTED-   PRICE         PRICE
------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .          6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .          5.26       5.00          4.25
$50,000 but less than $100,000. .            4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .           3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .            3.63       3.50          2.75
$250,000 but less than $500,000 .            2.56       2.50          2.00
$500,000 but less than $750,000 .            2.04       2.00          1.60
$750,000 but less than $1 million            1.52       1.50          1.20
$1 million or more . . . . . . . .           none       none      see below
--------------------------------------------------------------------------------



CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a CDSC.


403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more or having 100 or more eligible employees.


Investments made through accounts that purchased Class A shares of the fund before March 15, 2001 and are part of certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution on investments made with no initial sales charge.

                   The Investment Company of America - Page 30

In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) current and retired registered investment advisers, with respect to accounts established while active, registered with the Principal Underwriter, or full-time employees (and their spouses, parents, and children) of registered investment advisers (including assistants directly employed by individual registered investment advisers) registered with the Principal Underwriter and plans for such persons;

(4) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(5)  insurance company separate accounts;

(6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

(8) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, as determined by a Vice President or more senior officer of the Capital Research and Management Company Fund Administration Unit; and

(9) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts of $1 million or more (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on investments in Class A shares are paid at the following rates:

                   The Investment Company of America - Page 31

1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class R-1 shares, annual asset-based compensation of 1.00% is paid by the Principal Underwriter to dealers who sell Class R-1 shares.


For Class R-2 shares, annual asset-based compensation of 0.75% is paid by the Principal Underwriter to dealers who sell Class R-2 shares.


For Class R-3 shares, annual asset-based compensation of 0.50% is paid by the Principal Underwriter to dealers who sell Class R-3 shares.


For Class R-4 shares, annual asset-based compensation of 0.25% is paid by the Principal Underwriter to dealers who sell Class R-4 shares.


No dealer compensation is paid on sales of Class R-5 shares. The fund has not adopted a plan for Class R-5 shares; accordingly no 12b-1 fee is paid from Class R-5 assets.


                        CLASS A SALES CHARGE REDUCTIONS

REDUCING YOUR CLASS A SALES CHARGE - You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know at the time you purchase shares if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to a statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

                   The Investment Company of America - Page 32

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below) may be credited toward satisfying the Statement.

     During the Statement period, reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Individual purchases by a trustee(s) or other fiduciary(ies) may be aggregated if the investments are:

     .for a fiduciary account, including employee benefit plans other than individual-type employee benefit plans, such as an IRA, 403(b) plan (except as described below), or single-participant Keogh-type plan;

     .made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above; or

     .for participant accounts of a 403(b) plan that are treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be

                   The Investment Company of America - Page 33 aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in The American Funds Group. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - Subject to the limitations described in the aggregation policy, you may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in all share classes of The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuity contracts and variable life insurance policies. Direct purchases of the money market funds are excluded.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the applicable fund's current prospectus and statement of additional information.


An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in: (i) Class A shares at net asset value; (ii) Class A shares subject to the applicable initial sales charge; (iii) Class B shares; (iv) Class C shares; or (v) Class F shares. Plan assets invested in Class A shares with a sales charge, or B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.


Plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees (i.e., shares do not have to age). Dealer commissions will be paid only on IRA rollovers of $1 million or more according to the schedule applicable to Class A share investments of $1 million or more (see "Dealer Commissions and Compensation" above).


IRA rollovers that do not indicate in which share class plan assets should be invested and that do not have an adviser associated with the account will be invested in Class F shares. Additional plan assets may be rolled into the account holding F shares; however, subsequent contributions cannot be invested in F shares.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the

                   The Investment Company of America - Page 34 offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.


Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by authority of the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets. The fund's Board has delegated the obligation to make fair valuation determinations

                   The Investment Company of America - Page 35 to a Valuation Committee established by the fund's Investment Adviser. The Board receives regular reports describing fair-valued securities and the valuation methods used.


The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations are valued in good faith by the Valuation Committee based upon what the fund might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the "fair value" to be assigned to a particular security, including, without limitation, the type of security, the existence of contractual or legal restrictions on resale, any relevant financial or business developments affecting the issuer or its business prospects, similar or related securities that are more actively traded, and changes in overall market conditions. The Valuation Committee employs additional fair value procedures to address issues related to investing substantial portions of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If events occur after the close of a market (and before the close of the New York Stock Exchange, when these funds' net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices will be made to reflect these events. Events of this type could include earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets);


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3.0% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, and purchases through certain retirement plans, will be confirmed at least quarterly.


REDEMPTION OF SHARES - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


While payment of redemptions normally will be in cash, the fund's Articles of Incorporation permit payment of the redemption price wholly or partly in securities or other property included in the

                   The Investment Company of America - Page 36 assets belonging to the fund when in the opinion of the fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent. Certificates are not available for the R share classes.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, if applicable, for the fiscal years ended 2002, 2001 and 2000, amounted to $45,817,000, $33,794,000 and $25,958,000. The volume of securities subject to brokerage commissions and dealer concessions purchased by the fund increased during the 2002 fiscal year, resulting in an increase in total commissions paid on portfolio transactions.


The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer activities. A regular broker-dealer is: (1) one of the ten broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (2) one of the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or (3) one of the ten broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year. During the fund's most recent fiscal year, the fund's regular broker-dealers were: Bank of America Securities LLC, J.P. Morgan Chase & Co. and Wachovia Corp.. As of the close of its most recent fiscal year, the fund held equity securities of Bank of America Securities LLC, in the amount of $632,686,000, J.P. Morgan Chase & Co. in the amount of $596,400,000 and Wachovia Corp. in the amount of $73,244,000

                   The Investment Company of America - Page 37

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $47,118,000 for Class A shares for the 2002 fiscal year.


INDEPENDENT ACCOUNTANTS - PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent accountants providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent accountants is reviewed and determined annually by the Board of Directors.


INDEPENDENT LEGAL COUNSEL - O'Melveny & Myers LLP, 400 South Hope Street, Los Angeles, CA 90071, currently serves as counsel for the fund, and for Directors who are not interested persons (as defined by the 1940 Act) of the fund. Certain legal matters in connection with the capital shares offered by the prospectus have been passed upon for the fund by O'Melveny & Myers LLP. Counsel does not currently provide legal services to the fund's Investment Adviser or any of its affiliated companies, but provides an immaterial amount of estate planning and similar work for a limited number of Investment Adviser personnel. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the independent Directors of the fund, as prescribed by the 1940 Act and the rules thereunder.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on December 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The fund and Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance

                   The Investment Company of America - Page 38 with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND

  MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- DECEMBER 31, 2002

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $23.48
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $24.91


            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 2.15% based on a 30-day (or one month) period ended December 31, 2002, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula as required by the Securities and Exchange Commission:


     YIELD = 2[((a-b)/cd + 1)/6/ -1]

     Where:  a   = dividends and interest earned during the period.

             b   = expenses accrued for the period (net of reimbursements).

             c   = the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   = the maximum offering price per share on the last day of the period.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.


The fund's one-year total return and five- and ten-year average annual total returns at the maximum offering price for the periods ended December 31, 2002 were -19.39%, 2.74% and 9.98%, respectively. The fund's one-year total return and five- and ten-year average annual total returns at net asset value for the periods ended December 31, 2002 were -14.47%, 3.96% and 10.63%, respectively.


                   The Investment Company of America - Page 39

The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return at the maximum offering price, the fund assumes: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B, C, F, 529 and R shares.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's,
                                                                      --------
Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine,
------  -------  ----------------------  -------------------------------------
Money, U.S. News and World Report and The Wall Street Journal.
-----  --------------------------     -----------------------


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).

                   The Investment Company of America - Page 40

                                    APPENDIX

                          DESCRIPTION OF BOND RATINGS

BOND RATINGS - The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poor's") are based on the analysis and represents a judgment expressed in shorthand terms of the strengths and weaknesses of the bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

                   The Investment Company of America - Page 41

"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


Standard & Poor's rates the long-term debt securities of various entities in
-----------------
categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


AAA
"An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong."


AA
"An obligation rated 'AA' differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong."


A

"An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong."


BBB
"An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions."


BB
"An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation."

B
"An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation."

                   The Investment Company of America - Page 42

CCC
"An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation."

CC
"An obligation rated 'CC' is currently highly vulnerable to nonpayment."

C

"A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying."

D
"An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized."

                   The Investment Company of America - Page 43


Investment portfolio, December 31, 2002


                                                              Percent of
Largest investment categories                                 net assets

Food, beverage & tobacco                                         7.44
Pharmaceuticals & biotechnology                                  6.73
Telecommunication services                                       6.71



Largest industry holdings

Pharmaceuticals                                                  6.66 %
Diversified telecommunication services                           5.79
Beverages and tobacco                                            5.24
Oil & gas                                                        5.13
Media                                                            4.20

                                                            Percent of
Largest equity holdings                                     net assets

Altria Group (formerly Philip Morris)                           3.44 %
Eli Lilly                                                       2.34
SBC Communications                                              1.56
Viacom                                                          1.52
Pharmacia                                                       1.49
Fannie Mae                                                      1.45
Dow Chemical                                                    1.40
Lowe's                                                          1.39
Bank of America                                                 1.27
ChevronTexaco                                                   1.27




                                                                                                     Shares or            Market
                                                                                                     principal             value
Equity securities (common and preferred stocks and convertible debentures)                              amount              (000)

ENERGY
ENERGY EQUIPMENT & SERVICES  -  0.96%
Baker Hughes Inc.                                                                                    8,225,000          $264,763
Schlumberger Ltd.                                                                                    5,100,000           214,659

OIL & GAS  -  5.13%
ChevronTexaco Corp.                                                                                  9,495,500           631,261
ConocoPhillips (formed by the merger of Conoco Inc. and Phillips Petroleum Co.)                      3,050,000           147,589
ENI SpA                                                                                             18,000,000           286,199
Exxon Mobil Corp.                                                                                    3,500,000           122,290
Marathon Oil Corp.                                                                                  12,550,000           267,189
Murphy Oil Corp.                                                                                     2,050,000            87,842
Royal Dutch Petroleum Co. (New York registered)                                                      7,620,000           335,432
"Shell" Transport and Trading Co., PLC (ADR) (New York registered)                                   4,500,000           175,140
"Shell" Transport and Trading Co., PLC                                                               2,900,000            19,095
TOTAL FINA ELF SA, Class B                                                                             900,000           128,553
Unocal Corp.                                                                                        11,440,000           349,835
                                                                                                                       3,029,847

MATERIALS
CHEMICALS  -  1.61%
Air Products and Chemicals, Inc.                                                                       200,000             8,550
Dow Chemical Co.                                                                                    23,450,000           696,465
Rohm and Haas Co.                                                                                    3,000,000            97,440

METALS & MINING  -  1.99%
Alcoa Inc.                                                                                          10,246,400           233,413
Alumina Ltd. (formerly WMC Ltd.)                                                                    19,804,346            54,285
Barrick Gold Corp.                                                                                   9,250,000           142,542
BHP Billiton Ltd.                                                                                    9,412,655            53,444
Newmont Mining Corp.                                                                                 8,000,000           232,240
Phelps Dodge Corp.  (1)                                                                              1,000,000            31,650
Placer Dome Inc.                                                                                    10,000,000           115,000
Rio Tinto PLC                                                                                        4,000,000            79,851
WMC Resources Ltd  (1)                                                                              19,804,346            46,751

PAPER & FOREST PRODUCTS  -  1.53%
Georgia-Pacific Corp., Georgia-Pacific Group                                                         9,599,298           155,125
International Paper Co.                                                                              7,097,235           248,190
MeadWestvaco Corp.                                                                                   3,800,000            93,898
Weyerhaeuser Co.                                                                                     5,375,000           264,504
                                                                                                                       2,553,348

CAPITAL GOODS
AEROSPACE & DEFENSE  -  1.37%
Boeing Co.                                                                                           3,700,000           122,063
Honeywell International Inc.                                                                         4,000,000            96,000
Lockheed Martin Corp.                                                                                   87,400             5,047
Northrop Grumman Corp.                                                                                 500,000            48,500
Raytheon Co.                                                                                        13,334,735           410,043
CONSTRUCTION & ENGINEERING  -  0.05%
Fluor Corp.                                                                                            824,300            23,080
INDUSTRIAL CONGLOMERATES  -  2.44%
3M Co.                                                                                                 700,000            86,310
General Electric Co.                                                                                21,000,000           511,350
Siemens AG                                                                                           4,600,000           195,522
Tyco International Ltd.                                                                             24,728,000           422,354
MACHINERY  -  2.13%
Caterpillar Inc.                                                                                     8,900,000           406,908
Cummins Inc.                                                                                         1,700,000            47,821
Deere & Co.                                                                                          7,900,000           362,215
Illinois Tool Works Inc.                                                                             2,200,000           142,692
Parker Hannifin Corp.                                                                                2,200,000           101,486
                                                                                                                       2,981,391

COMMERCIAL SERVICES & SUPPLIES
COMMERCIAL SERVICES & SUPPLIES  -  0.75%
Cendant Corp.  (1)                                                                                   2,500,000            26,200
Concord EFS, Inc.  (1)                                                                               2,666,600            41,972
Pitney Bowes Inc.                                                                                    2,000,000            65,320
Sabre Holdings Corp., Class A  (1)                                                                   6,009,680           108,835
Waste Management, Inc.                                                                               5,652,600           129,558
                                                                                                                         371,885

TRANSPORTATION
AIR FREIGHT & LOGISTICS  -  0.31%
FedEx Corp.                                                                                          2,870,000           155,611
AIRLINES  -  0.27%
AMR Corp.  (1)                                                                                       2,000,000            13,200
Delta Air Lines, Inc.                                                                                  942,100            11,399
Southwest Airlines Co.                                                                               8,000,000           111,200
ROAD & RAIL  -  0.25%
Burlington Northern Santa Fe Corp.                                                                   3,000,000            78,030
Canadian Pacific Railway Ltd.                                                                        1,150,000            22,655
Norfolk Southern Corp.                                                                               1,200,000            23,988
                                                                                                                         416,083

AUTOMOBILES & COMPONENTS
AUTOMOBILES  -  1.55%
Ford Motor Co.                                                                                       2,500,000            23,250
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032              $   170,000,000           138,890
General Motors Corp.                                                                                13,155,900           484,926
General Motors Corp., Series B, 5.25% convertible debentures 2032                               $   61,025,000            56,387
Honda Motor Co., Ltd.                                                                                1,825,000            67,473
                                                                                                                         770,926

CONSUMER DURABLES & APPAREL
HOUSEHOLD DURABLES  -  0.18%
Newell Rubbermaid Inc.                                                                               3,000,000            90,990
LEISURE EQUIPMENT & PRODUCTS  -  0.10%
Eastman Kodak Co.                                                                                    1,425,000            49,932
TEXTILES, APPAREL & LUXURY GOODS  -  0.12%
NIKE, Inc., Class B                                                                                  1,300,000            57,811
                                                                                                                         198,733

HOTELS, RESTAURANTS & LEISURE
HOTELS, RESTAURANTS & LEISURE  -  0.49%
Carnival Corp.                                                                                       8,647,100           215,745
McDonald's Corp.                                                                                     1,600,000            25,728
                                                                                                                         241,473

MEDIA
MEDIA  -  4.20%
AOL Time Warner Inc.  (1)                                                                           44,100,000           577,710
Clear Channel Communications, Inc.  (1)                                                                784,100            29,239
Comcast Corp., Class A  (1)                                                                         13,845,800           326,346
Comcast Corp., Class A, nonvoting  (1)                                                               3,000,000            67,770
Dow Jones & Co., Inc.                                                                                1,687,000            72,929
General Motors Corp., Class H  (1)                                                                   2,200,000            23,540
Interpublic Group of Companies, Inc.                                                                 9,600,000           135,168
Knight-Ridder, Inc.                                                                                    550,500            34,819
Liberty Media Corp., Class A  (1)                                                                    7,280,000            65,083
Viacom Inc., Class A  (1)                                                                            2,392,800            97,650
Viacom Inc., Class B, nonvoting  (1)                                                                16,150,000           658,274
                                                                                                                       2,088,528

RETAILING
INTERNET & CATALOG RETAIL  -  0.17%
eBay Inc.  (1)                                                                                       1,250,000            84,775
MULTILINE RETAIL  -  0.68%
Dollar General Corp.                                                                                 6,126,100            73,207
Kohl's Corp.  (1)                                                                                    2,800,000           156,660
May Department Stores Co.                                                                            4,800,000           110,304
SPECIALTY RETAIL  -  1.95%
Limited Brands, Inc.                                                                                20,149,400           280,681
Lowe's Companies, Inc.                                                                              18,430,000           691,125
                                                                                                                       1,396,752

FOOD & DRUG RETAILING
FOOD & DRUG RETAILING  -  0.56%
Albertson's, Inc.                                                                                    2,976,500            66,257
Walgreen Co.                                                                                         7,220,000           210,752
                                                                                                                         277,009

FOOD, BEVERAGE & TOBACCO
BEVERAGES AND TOBACCO  -  5.24%
Anheuser-Busch Companies, Inc.                                                                       3,000,000           145,200
Coca-Cola Co.                                                                                        3,750,000           164,325
PepsiCo, Inc.                                                                                        9,400,000           396,868
Altria Group (formerly Philip Morris Companies Inc.)                                                42,250,000         1,712,392
R.J. Reynolds Tobacco Holdings, Inc. (2)                                                             4,461,666           187,881
FOOD PRODUCTS  -  2.20%
General Mills, Inc.                                                                                  6,035,000           283,343
H.J. Heinz Co.                                                                                       5,990,900           196,921
Sara Lee Corp.                                                                                       9,316,100           209,705
Unilever NV (New York registered)                                                                    6,575,000           405,743
                                                                                                                       3,702,378

HOUSEHOLD & PERSONAL PRODUCTS
HOUSEHOLD PRODUCTS  -  0.14%
Kimberly-Clark Corp.                                                                                 1,500,000            71,205
PERSONAL PRODUCTS  -  0.70%
Avon Products, Inc.                                                                                  4,935,000           265,848
Gillette Co.                                                                                         2,800,000            85,008
                                                                                                                         422,061

HEALTH CARE EQUIPMENT & SERVICES
HEALTH CARE EQUIPMENT & SUPPLIES  -  0.40%
Applera Corp. - Applied Biosystems Group                                                             5,170,500            90,691
Becton, Dickinson and Co.                                                                            1,500,000            46,035
Guidant Corp.  (1)                                                                                   2,020,000            62,317
HEALTH CARE PROVIDERS & SERVICES  -  0.81%
Aetna Inc.                                                                                           5,000,000           205,600
HCA Inc.                                                                                             4,150,000           172,225
IMS Health Inc.                                                                                      1,500,000            24,000
                                                                                                                         600,868

PHARMACEUTICALS & BIOTECHNOLOGY
BIOTECHNOLOGY  -  0.07%
Genentech, Inc.  (1)                                                                                 1,000,000            33,160
PHARMACEUTICALS  -  6.66%
Abbott Laboratories                                                                                  1,500,000            60,000
AstraZeneca PLC                                                                                      5,485,000           193,423
AstraZeneca PLC                                                                                      5,800,900           207,323
AstraZeneca PLC (ADR)                                                                                  199,000             6,983
Bristol-Myers Squibb Co.                                                                            11,907,600           275,661
Eli Lilly and Co.                                                                                   18,316,700         1,163,110
Merck & Co., Inc.                                                                                    1,700,000            96,237
Novartis AG                                                                                          1,366,000            49,898
Novartis AG (ADR)                                                                                      256,556             9,423
Pfizer Inc                                                                                           9,300,000           284,301
Pharmacia Corp.                                                                                     17,710,000           740,278
Schering-Plough Corp.                                                                                3,900,000            86,580
Wyeth                                                                                                3,777,800           141,290
                                                                                                                       3,347,667

BANKS
BANKS  -  3.67%
Bank of America Corp.                                                                                9,094,240           632,686
BANK ONE CORP.                                                                                       7,415,000           271,018
FleetBoston Financial Corp.                                                                         11,013,400           267,626
National City Corp.                                                                                  3,850,000           105,182
Wachovia Corp.                                                                                       2,010,000            73,244
Washington Mutual, Inc.                                                                              7,000,000           241,710
Wells Fargo & Co.                                                                                    5,000,000           234,350
                                                                                                                       1,825,816

DIVERSIFIED FINANCIALS
DIVERSIFIED FINANCIALS  -  3.63%
Capital One Financial Corp.                                                                          5,250,000           156,030
Capital One Financial Corp. 6.25% Upper DECS 2005                                               $   72,500,000            41,543
Fannie Mae                                                                                          11,200,000           720,496
Freddie Mac                                                                                          1,100,000            64,955
Household International, Inc.                                                                        5,550,000           154,346
J.P. Morgan Chase & Co.                                                                             24,850,000           596,400
SLM Corp.                                                                                              693,200            71,996
                                                                                                                       1,805,766

INSURANCE
INSURANCE  -  3.29%
Allstate Corp.                                                                                      11,750,000           434,633
American International Group, Inc.                                                                  10,363,900           599,552
Aon Corp.                                                                                            2,183,800            41,252
Berkshire Hathaway Inc., Class A  (1)                                                                    1,500           109,125
Hartford Financial Services Group, Inc.                                                              2,200,000            99,946
Lincoln National Corp.                                                                               2,200,000            69,476
Marsh & McLennan Companies, Inc.                                                                       574,200            26,534
SAFECO Corp.                                                                                         4,150,000           143,881
St. Paul Companies, Inc.                                                                             3,300,000           112,365
                                                                                                                       1,636,764

SOFTWARE & SERVICES
IT CONSULTING & SERVICES  -  0.54%
Computer Sciences Corp.  (1)                                                                         3,178,300           109,492
Electronic Data Systems Corp.                                                                        8,600,000           158,498
SOFTWARE  -  0.83%
Microsoft Corp.  (1)                                                                                 7,237,300           374,168
Oracle Corp.  (1)                                                                                    3,683,300            39,780
                                                                                                                         681,938

TECHNOLOGY HARDWARE & EQUIPMENT
COMMUNICATIONS EQUIPMENT  -  1.14%
Cisco Systems, Inc.  (1)                                                                            22,550,000           295,405
Motorola, Inc.                                                                                       4,500,000            38,925
Motorola, Inc. 7.00% convertible preferred 2004, units                                         $   120,000,000            76,800
Nokia Corp. (ADR)                                                                                   10,150,000           157,325
COMPUTERS & PERIPHERALS  -  1.74%
Dell Computer Corp.  (1)                                                                             1,700,000            45,458
EMC Corp.  (1)                                                                                       5,500,000            33,770
Hewlett-Packard Co.                                                                                 10,500,000           182,280
International Business Machines Corp.                                                                7,195,000           557,613
Sun Microsystems, Inc.  (1)                                                                         15,000,000            46,650
ELECTRONIC EQUIPMENT & INSTRUMENTS  -  0.49%
Agilent Technologies, Inc.  (1)                                                                      3,000,000            53,880
Agilent Technologies, Inc. 3.00% convertible debentures 2021 (3)  (4)                           $    4,445,000             4,284
Sanmina-SCI Corp.  (1)                                                                              11,850,000            53,207
Solectron Corp.  (1)                                                                                23,500,000            83,425
Solectron Corp. 7.25% convertible preferred 2004, units                                        $   100,000,000            46,800
SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  2.24%
Altera Corp.  (1)                                                                                    3,500,000            43,155
Applied Materials, Inc.  (1)                                                                         6,770,000            88,213
Intel Corp.                                                                                          2,140,000            33,320
KLA-Tencor Corp.  (1)                                                                                1,425,000            50,402
Linear Technology Corp.                                                                              4,950,000           127,314
LSI Logic Corp.  (1)                                                                                 2,200,000            12,694
Maxim Integrated Products, Inc.                                                                      3,200,000           105,728
Micron Technology, Inc.  (1)                                                                         1,500,000            14,610
Taiwan Semiconductor Manufacturing Co. Ltd.  (1)                                                    80,300,000            98,866
Texas Instruments Inc.                                                                              29,810,000           447,448
Xilinx, Inc.  (1)                                                                                    4,500,000            92,700
                                                                                                                       2,790,272

TELECOMMUNICATION SERVICES
DIVERSIFIED TELECOMMUNICATION SERVICES  -  5.79%
ALLTEL Corp.                                                                                         6,450,000           328,950
ALLTEL Corp. 7.75% 2005, units                                                                  $   57,200,000            58,722
AT&T Corp.                                                                                          13,780,000           359,796
Deutsche Telekom AG                                                                                 13,186,200           169,112
SBC Communications Inc.                                                                             28,550,000           773,991
Sprint Corp. - FON Group (formerly Sprint FON Group)                                                43,300,000           626,984
Telefonos de Mexico, SA de CV, Class L (ADR)                                                         3,000,000            95,940
Verizon Communications Inc.                                                                         12,100,000           468,875
WIRELESS TELECOMMUNICATION SERVICES  -  0.92%
AT&T Wireless Services, Inc.  (1)                                                                   43,723,700           247,039
Sprint Corp. 7.125% convertible preferred 2004, units                                          $   172,500,000            50,439
Vodafone Group PLC (ADR)                                                                             8,750,000           158,550
                                                                                                                       3,338,398

UTILITIES
ELECTRIC UTILITIES  -  1.70%
Ameren Corp.                                                                                         2,000,000            83,140
American Electric Power Co., Inc.                                                                    4,850,000           132,551
Consolidated Edison, Inc.                                                                              166,900             7,147
Dominion Resources, Inc.                                                                             7,131,912           391,542
FPL Group, Inc.                                                                                      1,000,000            60,130
Southern Co.                                                                                         4,386,500           124,533
TXU Corp.                                                                                            2,400,000            44,832
MULTI-UTILITIES & UNREGULATED POWER  -  1.25%
Calpine Corp.  (1)                                                                                   5,000,000            16,300
Duke Energy Corp.                                                                                   25,000,000           488,500
El Paso Corp.                                                                                       17,155,900           119,405
                                                                                                                       1,468,080

Miscellaneous  -  2.14%
Other equity securities in initial period of acquisition                                                               1,063,664


Total equity securities (cost: $33,664,301,000)                                                                       37,009,647



                                                                                                     Principal            Market
                                                                                                        amount             value
Corporate bonds & notes                                                                                   (000)             (000)

AUTOMOBILES & COMPONENTS
AUTOMOBILES  -  0.33%
Ford Motor Credit Co. 6.875% 2006                                                                 $     30,000           $30,073
General Motors Acceptance Corp.:
 6.15% 2007                                                                                             30,000            30,550
 6.875% 2011                                                                                            50,000            49,944
 7.25% 2011                                                                                             50,000            51,029
                                                                                                                         161,596

MEDIA
MEDIA  -  0.04%
AOL Time Warner Inc. 5.625% 2005                                                                        21,045            21,534


HEALTH CARE EQUIPMENT & SERVICES
HEALTH CARE EQUIPMENT & SERVICES  -  0.06%
Columbia/HCA Healthcare Corp. 6.91% 2005                                                                15,000            15,770
HCA Inc. 7.125% 2006                                                                                    15,000            15,908
                                                                                                                          31,678

DIVERSIFIED FINANCIALS
DIVERSIFIED FINANCIALS  -  0.17%
Capital One Financial Corp.:
 7.25% 2006                                                                                             17,385            16,698
 8.75% 2007                                                                                             14,750            14,433
Household Finance Corp. 5.75% 2007                                                                      50,000            52,378
                                                                                                                          83,509

TELECOMMUNICATION SERVICES
DIVERSIFIED TELECOMMUNICATION SERVICES  -  2.15%
AT&T Corp.: (4)
 6.50% 2006 (3)                                                                            Euro          9,815            10,311
 7.00% 2006                                                                                       $     80,065            85,661
 7.80% 2011                                                                                            257,425           281,914
Deutsche Telekom International Finance B.V. 8.125% 2012                                    Euro         30,000            35,227
VoiceStream Wireless Corp. 10.375% 2009                                                           $     50,000            52,750
Sprint Capital Corp.:
 5.875% 2004                                                                                           104,518           103,513
 7.90% 2005                                                                                            242,710           245,285
 7.125% 2006                                                                                            19,500            19,321
 6.00% 2007                                                                                              2,000             1,892
 6.125% 2008                                                                                            23,050            21,006
 7.625% 2011                                                                                            15,500            14,751
 8.375% 2012                                                                                           197,500           196,886
WIRELESS TELECOMMUNICATION SERVICES  -  0.54%
AT&T Wireless Services, Inc.:
 6.875% 2005                                                                                            15,500            15,975
 7.35% 2006                                                                                             59,690            61,532
 7.50% 2007                                                                                            134,530           138,718
 7.875% 2011                                                                                            22,000            22,150
 8.125% 2012                                                                                            30,000            30,209
                                                                                                                       1,337,101

UTILITIES
UTILITIES  -  0.05%
The Williams Companies, Inc.:
 6.625% 2004                                                                                             3,550             2,663
 9.25% 2004                                                                                             12,500            10,000
 8.125% 2012 (3)                                                                                         5,450             3,733
Williams Holdings of Delaware, Inc. 6.50% 2008                                                          11,000             7,095
                                                                                                                          23,491

Total corporate bonds & notes (cost: $1,524,228,000)                                                                   1,658,909


                                                                                                     Principal            Market
                                                                                                        amount             value
U.S. Treasury & agency obligations                                                                        (000)             (000)

FEDERAL AGENCY
COLLATERALIZED MORTGAGE OBLIGATIONS  -  6.13%
Fannie Mae 6.00%-6.50% due 4/1/2017-5/1/2032 (5)                                                $    2,902,884        $3,050,984


NON-PASS-THROUGH OBLIGATIONS  -  3.31%
Fannie Mae 5.25%-7.125% due 8/15/2004-5/15/2011                                                      1,316,000         1,442,780
Freddie Mac 7.00% due 7/15/2005                                                                        183,000           205,258
                                                                                                                       4,699,022

U.S. TREASURY NOTES & BONDS
U.S. TREASURY NOTES & BONDS  -  3.60%
4.25% March 2003                                                                                       580,000           584,304
5.25% August 2003                                                                                      580,000           594,430
3.00% February 2004                                                                                    600,000           611,964
                                                                                                                       1,790,698


Total U.S. Treasury & agency obligations (cost: $6,248,440,000)                                                        6,489,720



                                                                                                     Principal            Market
                                                                                                        amount             value
Short-term securities                                                                                     (000)             (000)

Federal agency discount notes  -  5.99%
Fannie Mae 1.25%-1.77% due 1/8-4/28/2003                                                        $    1,088,565        $1,086,608
Federal Home Loan Bank 1.24%-1.692% due 1/2-4/30/2003                                                  842,116           840,598
Freddie Mac 1.24%-1.70% due 1/2-4/14/2003                                                            1,057,366         1,055,337


Corporate short-term notes  -  2.92%
Abbott Laboratories Inc. 1.28% due 1/7-1/16/2003 (3)                                                    87,200            87,167
American Express Credit Corp. 1.29% due 1/10/2003                                                       50,000            49,982
Archer Daniels Midland Co. 1.32%-1.34% due 2/26-3/3/2003 (3)                                            37,300            37,218
BellSouth Corp. 1.27%-1.31% due 1/7-1/14/2003 (3)                                                       46,000            45,982
Citicorp 1.33%-1.37% due 1/6-4/29/2003                                                                 125,000           124,718
Coca-Cola Co. 1.29%-1.52% due 1/17-3/4/2003                                                             74,300            74,189
E.I. DuPont de Nemours & Co. 1.50% due 1/14-1/30/2003                                                   64,400            64,332
Gannett Co. 1.28% due 1/8-1/10/2003 (3)                                                                 77,700            77,674
General Dynamics Corp. 1.74% due 1/23/2003 (3)                                                          25,000            24,972
General Electric Capital Corp. 1.32%-1.36% due 1/6-1/29/2003                                           150,000           149,893
Johnson & Johnson 1.28% due 3/10/2003 (3)                                                               35,000            34,912
Kraft Foods Inc. 1.30%-1.35% due 1/27-2/26/2003                                                        148,917           148,696
Medtronic Inc. 1.61% due 1/16/2003 (3)                                                                  35,000            34,975
Merck & Co. Inc. 1.29%-1.30% due 1/14-1/31/2003                                                        117,800           117,719
Minnesota Mining and Manufacturing Co. 1.28% due 1/31/2003                                              28,415            28,384
Pfizer Inc 1.27%-1.31% due 1/13-3/3/2003 (3)                                                           150,000           149,789
Procter & Gamble Co. 1.31% due 1/13/2003 (3)                                                            25,000            24,988
Schering Corp. 1.29%-1.30% due 1/23-2/13/2003                                                           50,000            49,940
United Parcel Service Inc. 1.27%-1.29% due 1/21-1/31/2003                                              100,000            99,907
Wells Fargo & Co. 1.31% due 1/24/2003                                                                   30,000            29,974


U.S. Treasuries  -  0.10%
U.S. Treasury Bills 1.245% due 4/24/2003                                                                50,000            49,813
Total short-term securities (cost: $4,487,675,000)                                                                     4,487,767


Total investment securities (cost: $45,924,644,000)                                                                   49,646,043



New Taiwanese Dollar (cost: $7,652,000)                                                             NT$263,187             7,607
Other assets less liabilities                                                                                            106,976

Net assets                                                                                                           $49,760,626

(1) Security did not produce income during the last 12 months.
(2) The fund owns 5.06% of the outstanding voting securities of R.J. Reynolds Tobacco Holdings, Inc. and thus is considered an affiliate of this company under the Investment Company Act of 1940.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(4) Coupon rate may change periodically.
(5) Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

ADR = American Depositary Receipts

See Notes to Financial Statements


Equity Securities appearing in the portfolio Since June 30, 2002
Calpine
Capital One
Concord EFS
eBay
KLA-Tencor
MeadWestvaco
Norfolk Southern
Northrop Grumman
WMC Resources

Equity Securities eliminated from the portfolio Since June 30, 2002
America Movil
AutoZone
Chubb
Comerica
ConAgra Foods
Corning
Edison International
EnCana
Fuji Photo Film
Fujitsu
Gap
Halliburton
Jefferson-Pilot
Johnson & Johnson
Pinnacle West Capital
PMC-Sierra
Sumitomo Mitsui Banking
Thermo Electron
Toronto-Dominion Bank
United Technologies
Williams Companies


The Investment Company of America
Financial statements


Statement of assets and liabilities at December 31, 2002
(dollars and shares in thousands, except per-share amounts)

Assets:
 Investment securities at market:
  Unaffiliated issuers (cost: $45,787,993)                                                 $49,458,162
  Affiliated issuers (cost: $136,651)                                                          187,881              $49,646,043
 Cash denominated in non-U.S. currencies
  (cost: $7,652)                                                                                                          7,607
 Cash                                                                                                                       201
 Receivables for:
  Sales of investments                                                                          17,377
  Sales of fund's shares                                                                        82,082
  Dividends and interest                                                                       190,458                  289,917
                                                                                                                     49,943,768
Liabilities:
 Payables for:
  Purchases of investments                                                                      74,841
  Repurchases of fund's shares                                                                  79,636
  Investment advisory services                                                                  10,140
  Services provided by affiliates                                                               16,486
  Deferred Directors' and Advisory Board compensation                                            1,924
  Other fees and expenses                                                                          115                  183,142
Net assets at December 31, 2002                                                                                     $49,760,626

Net assets consist of:
 Capital paid in on shares of capital stock                                                                         $45,878,912
 Undistributed net investment income                                                                                    161,948
 Distributions in excess of net realized gain                                                                            (1,757)
 Net unrealized appreciation                                                                                          3,721,523
Net assets at December 31, 2002                                                                                     $49,760,626


                                       Authorized shares of
                                            capital stock -                                                      Net asset value
                                            $.001 par value          Net assets       Shares outstanding            per share (1)

Class A                                           2,500,000         $46,128,884                1,964,419                  $23.48
Class B                                             250,000           1,841,136                   78,635                   23.41
Class C                                             250,000           1,024,864                   43,830                   23.38
Class F                                             250,000             414,956                   17,685                   23.46
Class 529-A                                         325,000             153,204                    6,526                   23.48
Class 529-B                                          75,000              40,460                    1,725                   23.45
Class 529-C                                         150,000              45,065                    1,922                   23.45
Class 529-E                                          75,000               5,699                      243                   23.45
Class 529-F                                          75,000                 382                       16                   23.47
Class R-1                                            75,000               1,028                       44                   23.46
Class R-2                                           100,000              23,887                    1,018                   23.46
Class R-3                                           300,000              24,397                    1,039                   23.47
Class R-4                                            75,000               8,839                      377                   23.47
Class R-5                                           150,000              47,825                    2,037                   23.48

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $24.91 for each.

See Notes to Financial Statements


Statement of operations for the year ended December 31, 2002
(dollars in thousands)
Investment income:
 Income:
  Dividends (net of non-U.S. withholding
            tax of $14,387; also includes
            $16,620 from affiliates)                                                         $912,800
  Interest (net of non-U.S. withholding
            tax of $20)                                                                       416,637               $1,329,437

 Fees and expenses:
  Investment advisory services                                                                129,674
  Distribution services                                                                       142,403
  Transfer agent services                                                                      49,033
  Administrative services                                                                       2,452
  Reports to shareholders                                                                       2,334
  Registration statement and prospectus                                                         1,706
  Postage, stationery and supplies                                                              7,253
  Directors' and Advisory Board compensation                                                      588
  Auditing and legal                                                                              150
  Custodian                                                                                     1,454
  State and local taxes                                                                           632
  Other                                                                                           113
  Total expenses before reimbursement                                                         337,792
   Reimbursement of expenses                                                                       12                  337,780
 Net investment income                                                                                                 991,657

Net realized gain and unrealized
 depreciation on investments
 and non-U.S. currency:
 Net realized gain (loss) on:
  Investments                                                                                 838,303
  Non-U.S. currency transactions                                                               (1,572)                 836,731
 Net unrealized (depreciation) appreciation on:
  Investments                                                                             (10,409,716)
  Non-U.S. currency translations                                                                  251              (10,409,465)
   Net realized gain and
    unrealized depreciation
    on investments and non-U.S. currency                                                                            (9,572,734)
Net decrease in net assets resulting
 from operations                                                                                                   $(8,581,077)




Statement of changes in net assets
(dollars in thousands)

                                                                                                    Year ended December 31
                                                                                                 2002                     2001
Operations:
 Net investment income                                                                       $991,657                 $819,564
 Net realized gain on investments and
  non-U.S. currency transactions                                                              836,731                  972,412
 Net unrealized depreciation
  on investments and non-U.S. currency translations                                       (10,409,465)              (4,453,803)
  Net decrease in net assets
   resulting from operations                                                               (8,581,077)              (2,661,827)

Dividends and distributions paid to
 shareholders:
 Dividends from net investment income                                                      (1,050,322)                (972,633)
 Distributions from net realized gain
  on investments                                                                             (948,702)              (1,116,727)
   Total dividends and distributions paid
    to shareholders                                                                        (1,999,024)              (2,089,360)

Capital share transactions                                                                  4,053,315                4,387,730

Total decrease in net assets                                                               (6,526,786)                (363,457)

Net assets:
 Beginning of year                                                                         56,287,412               56,650,869
 End of year (including undistributed net investment income: $161,948 and
  $224,805,respectively)                                                                  $49,760,626              $56,287,412

See Notes to Financial Statements



Notes to financial statements


1. Organization and significant accounting policies

Organization - The Investment Company of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%                 None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B         None             Declines from 5%              Classes B and 529-B
                                               to zero                       convert to
                                               for redemptions within        classes A and 529-A,
                                               six years of                  respectively, after
                                               purchase                      eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

         Security valuation - Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Directors.

         Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

         Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

         Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

2. Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid.


3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; expenses deferred for tax purposes; and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of December 31, 2002, the cost of investment securities and cash denominated in non-U.S. currencies for federal income tax purposes was $45,929,757,000.

During the year ended December 31, 2002, the fund reclassified $116,042,000 from undistributed net realized gains to additional paid-in capital to align financial reporting with tax reporting.

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                                                               (dollars in thousands)
Undistributed net investment income and currency gains
                                                                                               $164,138
Loss deferrals related to non-U.S. currency that were realized during the period November 1,
2002 through December 31, 2002                                                                     (267)

Gross unrealized appreciation on investment securities
                                                                                               8,027,930
Gross unrealized depreciation on investment securities                                        (4,304,037)

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

Year ended December 31, 2002
                                     Distributions from ordinary income
                                        Net investment
                                            income and    Short-term        Distributions from long-term    Total distributions
Share class                             currency gains capital gains                       capital gains                   paid
Class A                                    $ 1,008,396             -                           $ 887,548            $ 1,895,944
Class B                                         21,641             -                              32,496                 54,137
Class C                                         10,712             -                              17,283                 27,995
Class F                                          6,321             -                               6,593                 12,914
Class 529-A(1)                                   1,613             -                               2,082                  3,695
Class 529-B(1)                                     269             -                                 555                    824
Class 529-C(1)                                     303             -                                 611                    914
Class 529-E(1)                                      47             -                                  74                    121
Class 529-F(1)                                       2             -                                   4                      6
Class R-1(2)                                         5             -                                  15                     20
Class R-2(2)                                       114             -                                 321                    435
Class R-3(2)                                       112             -                                 309                    421
Class R-4(2)                                        46             -                                 112                    158
Class R-5(2)                                       741             -                                 699                  1,440
Total                                      $ 1,050,322             -                           $ 948,702            $ 1,999,024

Year ended December 31, 2001
                                     Distributions from ordinary income
                                        Net investment
                                            income and    Short-term        Distributions from long-term    Total distributions
Share class                             currency gains capital gains                       capital gains                   paid
Class A                                      $ 959,826             -                         $ 1,089,756            $ 2,049,582
Class B                                          9,501             -                              19,552                 29,053
Class C(3)                                       2,076             -                               5,375                  7,451
Class F(3)                                       1,230             -                               2,044                  3,274
Total                                        $ 972,633             -                         $ 1,116,727            $ 2,089,360

(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002.
(2) Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.
(3) Class C and F shares were offered beginning March 15, 2001.


4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.390% on the first $1 billion of month-end net assets and decreasing to 0.222% on such assets in excess of $71 billion. For the year ended December 31, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.242% of average month-end net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                      0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

         All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2002, there were no unreimbursed expenses which remain subject to reimbursement for Class A or for Class 529-A.

         Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B shares. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

         Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and
         B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2, R-3 and R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Administrative services fees are presented gross of any payments made by CRMC.

         Expenses under the agreements described above for the year ended December 31, 2002, were as follows (dollars in thousands):

-----------------------------------------------------------------------
  Share class      Distribution    Transfer agent    Administrative
                     services         services          services
-----------------------------------------------------------------------
    Class A          $116,270         $47,118        Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class B           16,571            1,915        Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class C            8,184         Included in         $1,472
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class F             775          Included in            584
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-A           129          Included in            193
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-B           188          Included in             59
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-C           213          Included in             63
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-E           11           Included in              5
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-F           -*           Included in              -*
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
   Class R-1             3           Included in               3
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
   Class R-2            36           Included in              27
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
   Class R-3            19           Included in              14
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
   Class R-4             4           Included in               4
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
   Class R-5      Not applicable     Included in              28
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
     Total           $142,403         $49,033             $2,452
-----------------------------------------------------------------------
* Amount less than one thousand.

Deferred Directors' and Advisory Board compensation - Since the adoption of the deferred compensation plan in 1993, Directors and Advisory Board members who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' and Advisory Board fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Directors - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.


5. Warrants

As of December 31, 2002, the fund had warrants outstanding which may be exercised at any time for the purchase of 822,026 Class A shares at approximately $5.24 per share. If these warrants had been exercised as of December 31, 2002, the net asset value of Class A shares would have been reduced by $0.01 per share.


6. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Year ended December 31, 2002

Share class                       Sales(1)          Sales(1)                   Reinvestments of dividends and distributions
                                   Amount            Shares                                   Amount             Shares
Class A                       $ 6,693,985           255,431                              $ 1,756,908             69,477
Class B                         1,057,376            40,132                                   52,386              2,107
Class C                           837,810            31,926                                   26,931              1,092
Class F                           381,789            14,772                                   11,110                448
Class 529-A(2)                    168,803             6,496                                    3,695                152
Class 529-B(2)                     44,496             1,722                                      824                 34
Class 529-C(2)                     50,297             1,938                                      913                 38
Class 529-E(2)                      6,158               243                                      121                  5
Class 529-F(2)                        385                16                                        6                 -*
Class R-1(3)                        1,100                46                                       20                  1
Class R-2(3)                       28,401             1,199                                      434                 18
Class R-3(3)                       27,920             1,172                                      419                 17
Class R-4(3)                        9,005               390                                      157                  7
Class R-5(3)                       57,752             2,155                                    1,273                 52
Total net increase
   (decrease) in fund         $ 9,365,277           357,638                              $ 1,855,197             73,448


Year ended December 31, 2001

Share class                       Sales(1)          Sales(1)                   Reinvestments of dividends and distributions
                                   Amount            Shares                                   Amount             Shares
Class A                       $ 6,534,080           221,910                              $ 1,884,217             64,925
Class B                           976,698            33,294                                   28,010                978
Class C(4)                        501,953            17,317                                    7,161                254
Class F(4)                        198,978             6,922                                    2,696                 95
Total net increase
   (decrease) in fund         $ 8,211,709           279,443                              $ 1,922,084             66,252



Year ended December 31, 2002

Share class                   Repurchases(1)        Repurchases(1)          Net increase                  Net increase
                                     Amount                Shares                 Amount                        Shares
Class A                        $ (6,665,696)             (264,017)           $ 1,785,197                        60,891
Class B                            (230,619)               (9,342)               879,143                        32,897
Class C                            (148,918)               (6,075)               715,823                        26,943
Class F                            (103,788)               (4,193)               289,111                        11,027
Class 529-A(2)                       (2,983)                 (122)               169,515                         6,526
Class 529-B(2)                         (737)                  (31)                44,583                         1,725
Class 529-C(2)                       (1,301)                  (54)                49,909                         1,922
Class 529-E(2)                         (112)                   (5)                 6,167                           243
Class 529-F(2)                           (1)                   -*                    390                            16
Class R-1(3)                            (77)                   (3)                 1,043                            44
Class R-2(3)                         (4,693)                 (199)                24,142                         1,018
Class R-3(3)                         (3,568)                 (150)                24,771                         1,039
Class R-4(3)                           (451)                  (20)                 8,711                           377
Class R-5(3)                         (4,215)                 (170)                54,810                         2,037
Total net increase
   (decrease) in fund          $ (7,167,159)             (284,381)           $ 4,053,315                       146,705


Year ended December 31, 2001

Share class                   Repurchases(1)        Repurchases(1)          Net increase                  Net increase
                                     Amount                Shares                 Amount                        Shares
Class A                        $ (5,639,751)             (192,784)           $ 2,778,546                        94,051
Class B                             (76,876)               (2,684)               927,832                        31,588
Class C(4)                          (19,333)                 (683)               489,781                        16,888
Class F(4)                          (10,103)                 (359)               191,571                         6,658
Total net increase
   (decrease) in fund          $ (5,746,063)             (196,510)           $ 4,387,730                       149,185


* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.
(2) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002.
(3) Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.
(4) Class C and F shares were offered beginning March 15, 2001.


7. Restricted securities

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of December 31, 2002, the total value of restricted securities was $536,005,000, which represents 1.08% of the net assets of the fund.


8. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $21,891,306,000 and $12,967,078,000, respectively, during the year ended December 31, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended December 31, 2002, the custodian fee of $1,454,000 includes $111,000 that was offset by this reduction, rather than paid in cash.



Financial Highlights (1)

                                                                            Income (loss) from investment operations(2)
                                                                                                    Net
                                          Net asset                                       (losses)gains
                                             value,                  Net                  on securities                  Total from
                                          beginning           investment                 (both realized                  investment
                                          of period               income                 and unrealized)                 operations
Class A:
 Year ended 12/31/2002                       $28.53                 $.49                         $(4.56)                     $(4.07)
 Year ended 12/31/2001                        31.07                  .44                          (1.87)                      (1.43)
 Year ended 12/31/2000                        32.46                  .56                            .65                        1.21
 Year ended 12/31/1999                        31.07                  .49                           4.45                        4.94
 Year ended 12/31/1998                        28.25                  .48                           5.79                        6.27
Class B:
 Year ended 12/31/2002                        28.47                  .30                          (4.57)                      (4.27)
 Year ended 12/31/2001                        31.01                  .19                          (1.83)                      (1.64)
 Period from 3/15/2000 to 12/31/2000          31.13                  .26                           1.55                        1.81
Class C:
 Year ended 12/31/2002                        28.44                  .30                          (4.58)                      (4.28)
 Period from 3/15/2001 to 12/31/2001          29.05                  .09                           (.14)                       (.05)
Class F:
 Year ended 12/31/2002                        28.52                  .49                          (4.59)                      (4.10)
 Period from 3/15/2001 to 12/31/2001          29.10                  .27                           (.13)                        .14
Class 529-A:
 Period from 2/15/2002 to 12/31/2002          27.88                  .46                          (3.91)                      (3.45)
Class 529-B:
 Period from 2/15/2002 to 12/31/2002          27.88                  .28                          (3.92)                      (3.64)
Class 529-C:
 Period from 2/19/2002 to 12/31/2002          27.47                  .28                          (3.50)                      (3.22)
Class 529-E:
 Period from 3/1/2002 to 12/31/2002           28.27                  .38                          (4.52)                      (4.14)
Class 529-F:
 Period from 9/16/2002 to 12/31/2002          23.98                  .16                           (.19)                       (.03)
Class R-1:
 Period from 6/6/2002 to 12/31/2002           27.27                  .20                          (3.36)                      (3.16)
Class R-2:
 Period from 5/21/2002 to 12/31/2002          28.23                  .23                          (4.34)                      (4.11)
Class R-3:
 Period from 6/4/2002 to 12/31/2002           27.58                  .27                          (3.69)                      (3.42)
Class R-4:
 Period from 5/28/2002 to 12/31/2002          28.22                  .32                          (4.33)                      (4.01)
Class R-5:
 Period from 5/15/2002 to 12/31/2002          28.37                  .39                          (4.50)                      (4.11)





                                                          Dividends and distributions

                                           Dividends
                                           (from net           Distributions                    Total
                                          investment           (from capital            dividends and
                                              income)                  gains)           distributions
Class A:
 Year ended 12/31/2002                         $(.52)                  $(.46)                   $(.98)
 Year ended 12/31/2001                          (.52)                   (.59)                   (1.11)
 Year ended 12/31/2000                          (.52)                  (2.08)                   (2.60)
 Year ended 12/31/1999                          (.51)                  (3.04)                   (3.55)
 Year ended 12/31/1998                          (.51)                  (2.94)                   (3.45)
Class B:
 Year ended 12/31/2002                          (.33)                   (.46)                    (.79)
 Year ended 12/31/2001                          (.31)                   (.59)                    (.90)
 Period from 3/15/2000 to 12/31/2000            (.25)                  (1.68)                   (1.93)
Class C:
 Year ended 12/31/2002                          (.32)                   (.46)                    (.78)
 Period from 3/15/2001 to 12/31/2001            (.21)                   (.35)                    (.56)
Class F:
 Year ended 12/31/2002                          (.50)                   (.46)                    (.96)
 Period from 3/15/2001 to 12/31/2001            (.37)                   (.35)                    (.72)
Class 529-A:
 Period from 2/15/2002 to 12/31/2002            (.49)                   (.46)                    (.95)
Class 529-B:
 Period from 2/15/2002 to 12/31/2002            (.33)                   (.46)                    (.79)
Class 529-C:
 Period from 2/19/2002 to 12/31/2002            (.34)                   (.46)                    (.80)
Class 529-E:
 Period from 3/1/2002 to 12/31/2002             (.33)                   (.35)                    (.68)
Class 529-F:
 Period from 9/16/2002 to 12/31/2002            (.13)                   (.35)                    (.48)
Class R-1:
 Period from 6/6/2002 to 12/31/2002             (.30)                   (.35)                    (.65)
Class R-2:
 Period from 5/21/2002 to 12/31/2002            (.31)                   (.35)                    (.66)
Class R-3:
 Period from 6/4/2002 to 12/31/2002             (.34)                   (.35)                    (.69)
Class R-4:
 Period from 5/28/2002 to 12/31/2002            (.39)                   (.35)                    (.74)
Class R-5:
 Period from 5/15/2002 to 12/31/2002            (.43)                   (.35)                    (.78)

                                                                                               Ratio of                  Ratio of
                                             Net asset                    Net assets,          expenses                net income
                                            value, end          Total   end of period        to average                to average
                                             of period       return(3)   (in millions)       net assets                net assets
Class A:
 Year ended 12/31/2002                          $23.48         (14.47)%       $46,129              .59%                  1.89%
 Year ended 12/31/2001                           28.53          (4.59)         54,315               .57                   1.49
 Year ended 12/31/2000                           31.07           3.84          56,212               .56                   1.74
 Year ended 12/31/1999                           32.46          16.55          56,095               .55                   1.54
 Year ended 12/31/1998                           31.07          22.93          48,498               .55                   1.65
Class B:
 Year ended 12/31/2002                           23.41         (15.18)          1,841              1.39                   1.18
 Year ended 12/31/2001                           28.47          (5.30)          1,302              1.35                    .66
 Period from 3/15/2000 to 12/31/2000             31.01           5.87             439              1.34 (5)               1.06 (5)
Class C:
 Year ended 12/31/2002                           23.38         (15.20)          1,025              1.45                   1.17
 Period from 3/15/2001 to 12/31/2001             28.44           (.19)            480              1.52 (5)                .38 (5)
Class F:
 Year ended 12/31/2002                           23.46         (14.59)            415               .70                   1.92
 Period from 3/15/2001 to 12/31/2001             28.52            .48             190               .72 (5)               1.17 (5)
Class 529-A:
 Period from 2/15/2002 to 12/31/2002             23.48         (12.57)            153               .71 (5)               2.17 (5)
Class 529-B:
 Period from 2/15/2002 to 12/31/2002             23.45         (13.22)             41              1.58 (5)               1.30 (5)
Class 529-C:
 Period from 2/19/2002 to 12/31/2002             23.45         (11.91)             45              1.57 (5)               1.32 (5)
Class 529-E:
 Period from 3/1/2002 to 12/31/2002              23.45         (14.72)              6              1.03 (5)               1.90 (5)
Class 529-F:
 Period from 9/16/2002 to 12/31/2002             23.47           (.14)           - (4)              .23                    .68
Class R-1:
 Period from 6/6/2002 to 12/31/2002              23.46         (11.68)              1              1.47 (5),(6)           1.49 (5)
Class R-2:
 Period from 5/21/2002 to 12/31/2002             23.46         (14.64)             24              1.43 (5),(6)           1.61 (5)
Class R-3:
 Period from 6/4/2002 to 12/31/2002              23.47         (12.49)             24              1.05 (5),(6)           2.00 (5)
Class R-4:
 Period from 5/28/2002 to 12/31/2002             23.47         (14.31)              9               .69 (5),(6)           2.25 (5)
Class R-5:
 Period from 5/15/2002 to 12/31/2002             23.48         (14.59)             48               .37 (5)               2.56 (5)

                                                                                     Year ended December 31
                                                                    2002       2001           2000            1999            1998

Portfolio turnover rate for all classes of shares                    27%        22%            25%             28%             24%

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Years ended 1999 and 1998 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) Amount less than 1 million.
(5) Annualized.
(6) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agent services. Had CRMC not paid such fees, expense ratios would have been 2.43%, 1.57%, 1.11% and .73% for classes R-1, R-2, R-3 and R-4, respectively. Such expense ratios are the result of higher expenses during the start-up period and are not indicative of expense ratios expected in the future.



Report of independent accountants

To the Board of Directors and Shareholders of The Investment Company of America:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Investment Company of America (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
January 31, 2003




Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended December 31, 2002, the fund paid a long-term capital gain distribution of $948,702,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 83% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 4% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WAS MAILED IN JANUARY 2003 TO DETERMINE THE AMOUNTS TO BE INCLUDED ON THEIR 2002 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.